EXHIBIT 99.1

PROSPECTUS

                    [UTILITIES HOLDRS(SM) TRUST LOGO OMITTED]

                        1,000,000,000 Depositary Receipts
                            Utilities HOLDRS(SM) Trust





         The Utilities HOLDRS(SM) Trust issues Depositary Receipts called Utilities HOLDRS(SM) representing your undivided beneficial ownership in the U.S.-traded common stock of a group of specified companies that, among other things, are involved in various segments of the utilities industry. The Bank of New York is the trustee. You only may acquire, hold or transfer Utilities HOLDRS in a round-lot amount of 100 Utilities HOLDRS or round-lot multiples. Utilities HOLDRS are separate from the underlying deposited common stocks that are represented by the Utilities HOLDRS. For a list of the names and the number of shares of the companies that make up a Utilities HOLDR, see "Highlights of Utilities HOLDRS--The Utilities HOLDRS" starting on page 9. The Utilities HOLDRS(SM) trust will issue Utilities HOLDRS on a continuous basis.

         Investing in Utilities HOLDRS involves significant risks. See "Risk factors" starting on page 4.

         Utilities HOLDRS are neither interests in nor obligations of Merrill Lynch, Pierce, Fenner & Smith Incorporated. Utilities HOLDRS are not interests in The Bank of New York, as trustee. Please see "Description of the Depositary Trust Agreement" in this prospectus for a more complete description of the duties and responsibilities of the trustee, including the obligation of the trustee to act without negligence or bad faith.

         The Utilities HOLDRS are listed on the American Stock Exchange under the symbol "UTH." On October 20, 2004, the last reported sale price of the Utilities HOLDRS on the American Stock Exchange was $88.00.



                                -----------------

         Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                -----------------

                    The date of this prospectus is October 25, 2004.

     "HOLDRS" and "HOLding Company Depositary ReceiptS" are service marks of
                            Merrill Lynch & Co., Inc.

                                TABLE OF CONTENTS


                                                                            Page



SUMMARY.......................................................................3
RISK FACTORS..................................................................4
HIGHLIGHTS OF UTILITIES HOLDRS................................................9
THE TRUST....................................................................15
DESCRIPTION OF UTILITIES HOLDRS..............................................15
DESCRIPTION OF THE UNDERLYING SECURITIES.....................................16
DESCRIPTION OF THE DEPOSITARY TRUST AGREEMENT................................18
UNITED STATES FEDERAL INCOME TAX CONSEQUENCES................................23
ERISA CONSIDERATIONS.........................................................27
PLAN OF DISTRIBUTION.........................................................27
LEGAL MATTERS................................................................27
WHERE YOU CAN FIND MORE INFORMATION..........................................27

                            -------------------------

         This prospectus contains information you should consider when making your investment decision. With respect to information about Utilities HOLDRS, you should rely only on the information contained in this prospectus. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell Utilities HOLDRS in any jurisdiction where the offer or sale is not permitted.

         The Utilities HOLDRS are not registered for public sale outside of the United States. Non-U.S. receipt holders should refer to "United States Federal Income Tax Consequences--Non-U.S. receipt holders" and we recommend that Non-U.S. receipt holders consult their tax advisors regarding U.S. withholding and other taxes which may apply to ownership of the Utilities HOLDRS or of the underlying securities through an investment in the Utilities HOLDRS.

                                     SUMMARY

         The Utilities HOLDRS trust was formed under the depositary trust agreement, dated as of May 18, 2000 among The Bank of New York, as trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, other depositors and the owners of the Utilities HOLDRS and was amended on November 22, 2000. The trust is not a registered investment company under the Investment Company Act of 1940.

         The trust currently holds shares of common stock issued by a group of specified companies that were, at the time of the initial offering, generally considered to be involved in various segments of the utilities industry. The number of shares of each company's common stock currently held by the trust with respect to each round-lot of Utilities HOLDRS is specified under "Highlights of Utilities HOLDRS--The Utilities HOLDRS." This group of common stocks, and the securities of any company that may be added to Utilities HOLDRS, are collectively referred to in this prospectus as the underlying securities. There are currently 20 companies included in Utilities HOLDRS, which may change as a result of reconstruction events, distributions of securities by underlying issuers, or other events. The Utilities HOLDRS are separate from the underlying common stocks that are represented by the Utilities HOLDRS. On October 20, 2004, there were 2,438,000 Utilities HOLDRS outstanding.

                                  RISK FACTORS

         An investment in Utilities HOLDRS involves risks similar to investing directly in each of the underlying securities outside of the Utilities HOLDRS, including the risks associated with a concentrated investment in utilities companies.

General Risk Factors

    o Loss of investment. Because the value of Utilities HOLDRS directly relates to the value of the underlying securities, you may lose a substantial portion of your investment in the Utilities HOLDRS if the underlying securities decline in value.

    o Discount trading price. Utilities HOLDRS may trade at a discount to the aggregate value of the underlying securities.

    o Ownership of only fractional shares in the underlying securities. As a result of distributions of securities by companies included in the Utilities HOLDRS or other corporate events, such as mergers, a Utilities HOLDR may represent an interest in a fractional share of an underlying security. You will only be entitled to voting, distribution and other beneficial ownership rights in the underlying securities in which you own only fractional shares to the extent that the depositary aggregates your fractional shares with the other shares of such underlying securities and passes on beneficial ownership rights, including distribution and voting rights, to you based on your proportional, fractional shares in the underlying securities. In addition, if you surrender your Utilities HOLDRS to receive the underlying securities you will receive cash in lieu of your fractional shares. You will not be entitled to any securities if your interest in an underlying security is only a fraction of a share.

    o Not necessarily representative of the utilities industry. At the time of the initial offering, the companies included in the Utilities HOLDRS were generally considered to be involved in various segments of the utilities industry. However, the market price of the underlying securities and the Utilities HOLDRS may not necessarily follow the price movements of the entire utilities industry generally. If the underlying securities decline in value, your investment in the Utilities HOLDRS will decline in value even if common stock prices of companies involved in the utilities industry generally increase in value. In addition, since the time of the initial offering, the companies included in the Utilities HOLDRS may not be involved in the utilities industry. In this case, the Utilities HOLDRS may not consist of securities issued only by companies involved in the utilities industry.

    o Not necessarily comprised of solely utilities companies. As a result of distributions of securities by companies included in the Utilities HOLDRS or other corporate events, such as mergers, securities of companies that are not currently included in the Utilities HOLDRS and that are not involved in the utilities industry may be included in the Utilities HOLDRS. The securities of a new company will only be distributed from the Utilities HOLDRS if the securities have a different Standard & Poor's Corporation sector classification than any of the underlying issuers included in the Utilities HOLDRS at the time of the distribution or the corporate event or if the securities are not listed for trading on a U.S. national securities exchange through the Nasdaq National Market System. As of January 2, 2002, Standard & Poor's Corporation GICS sector classifications are based upon the Standard & Poor's Global Industry Classification Standard ("GICS") sectors. As there are only 10 broadly defined GICS sector classifications, the use of Standard & Poor's GICS sector classifications to determine whether a new company will be included in the Utilities HOLDRS provides no assurance that each new company included in the Utilities HOLDRS will be involved in the utilities industry. Currently, the underlying securities in the Utilities HOLDRS are represented in the Utilities and Energy GICS sector. Since each GICS sector classification is defined so broadly, the securities of a new company could have the same GICS sector classification as a company currently included in the Utilities HOLDRS yet not be involved in the utilities industry. In addition, the GICS sector classifications of securities included in the Utilities HOLDRS may change over time if the companies that issued these securities change their focus of operations or if Standard & Poor's alters the criteria it uses to determine GICS sector classifications, or both. Therefore, additional GICS sector classifications may be represented in the Utilities HOLDRS which may also result in the inclusion in the Utilities HOLDRS of the securities of a new company that is not involved in the utilities industry.

    o No investigation of underlying securities. The underlying securities initially included in the Utilities HOLDRS were selected by Merrill Lynch, Pierce, Fenner & Smith Incorporated based on the market capitalization of issuers and the market liquidity of common stocks in the utilities industry, without regard for the value, price performance, volatility or investment merit of the underlying securities. Consequently, the Utilities HOLDRS trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and their affiliates, have not performed any investigation or review of the selected companies, including the public filings by the companies. Investors and market participants should not conclude that the inclusion of a company is any form of investment recommendation by the trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, or their affiliates.

    o Loss of diversification. As a result of industry developments, reorganizations, or market fluctuations affecting issuers of the underlying securities, Utilities HOLDRS may not necessarily continue to be a diversified investment in the utilities industry. In addition, reconstitution events, distribution of securities by an underlying issuer or other events, which may result in the distribution of securities from, or the inclusion of additional securities in, Utilities HOLDRS may also reduce diversification. Utilities HOLDRS may represent a concentrated investment in one or more of the underlying securities which would reduce investment diversification and increase your exposure to the risks of concentrated investments.

    o Conflicting investment choices. In order to sell one or more of the underlying securities individually, participate in a tender offer relating to one or more of the underlying securities, or participate in any form of stock repurchase program by an issuer of an underlying security, you will be required to cancel your Utilities HOLDRS and receive delivery of each of the underlying securities. The cancellation of your Utilities HOLDRS will allow you to sell individual underlying securities or to deliver individual underlying securities in a tender offer or any form of stock repurchase program. The cancellation of Utilities HOLDRS will involve payment of a cancellation fee to the trustee.

    o Trading halts. Trading in Utilities HOLDRS on the American Stock Exchange may be halted if trading in one or more of the underlying securities is halted. Trading in Utilities HOLDRS may be halted even if trading continues in some or all of the underlying securities. If trading is halted in Utilities HOLDRS, you will not be able to trade Utilities HOLDRS and you will only be able to trade the underlying securities if you cancel your Utilities HOLDRS and receive each of the underlying securities.

    o Delisting from the American Stock Exchange. If the number of companies whose securities are held in the trust falls below nine, the American Stock Exchange may consider delisting the Utilities HOLDRS. If the Utilities HOLDRS are delisted by the American Stock Exchange, a termination event will result unless the Utilities HOLDRS are listed for trading on another U.S. national securities exchange or through the Nasdaq National Market System within five business days from the date the Utilities HOLDRS are delisted. There are currently 20 companies whose securities are included in Utilities HOLDRS.

    o Possible conflicts of interest. Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor, selected the underlying securities that were originally included in the Utilities HOLDRS and may face possible conflicts of interest as Merrill Lynch, Pierce, Fenner & Smith Incorporated and its affiliates may engage in investment banking or may provide other services for issues of the underlying securities in connection with its business.

    o Delays in distributions. The depositary trust agreement provides that the trustee will use its reasonable efforts to distribute any cash or other distributions paid in respect of the underlying securities to you as soon as practicable after receipt of such distribution. However, you may receive such cash or other distributions later than you would if you owned the underlying securities outside of the Utilities HOLDRS. In addition, you will not be entitled to any interest on any distribution by reason of any delay in distribution by the depositary.

Risk Factors Specific to Companies Involved in the Utilities Industry

    o The stock prices of companies involved in the utilities industry have been and will likely continue to be extremely volatile, which will directly affect the price volatility of the Utilities HOLDRS, and you could lose a substantial part of your investment. The trading prices of the common stocks of utilities companies have been extremely volatile. These stock prices could be subject to wide fluctuations in response to a variety of factors, including the following:

    o    general market fluctuations;

    o actual or anticipated variations in companies' quarterly operating results;

    o announcements by utilities companies or their competitors of significant acquisitions, strategic partnerships, joint ventures or capital commitments;

    o    failure to integrate or realize projected benefits from acquisitions;

    o    unscheduled system downtime;

    o    changes in government regulations;

    o    fluctuations in quarterly and annual operating results; and

    o    difficulty in obtaining additional financing.

         In addition, the trading prices of utilities stocks in general have experienced extreme price and volume fluctuations in recent months. These fluctuations often have been unrelated or disproportionate to the operating performance of these companies. The valuations of many utilities stocks are high when measured by conventional valuation standards such as price to earnings and price to sales ratios. Some of the companies do not, or in the future might not, have earnings. As a result, these trading prices may decline substantially and valuations may not be sustained. Any negative change in the public's perception of the prospects of utilities companies, generally, could depress the stock prices of a utilities company regardless of utilities companies' results. Other broad market and industry factors may decrease the stock price of the utilities' stocks, regardless of their operating results. Market fluctuations, as well as general political and economic conditions such as recession, war or interest rate or currency rate fluctuations, also may decrease the market price of utilities stocks.

         As a result of fluctuations in the trading prices of the companies included in the Utilities HOLDRS, the trading price of Utilities HOLDRS has fluctuated significantly. The initial offering price of Utilities HOLDRS, on June 22, 2000, was $94.18, and during 2003, the price of a Utilities HOLDR reached a high of $78.68 and a low of $56.51.

    o Utilities companies whose securities are included in the Utilities HOLDRS may need additional financing, which may be difficult to obtain. Failure to obtain necessary financing or doing so on unattractive terms could adversely affect development and marketing efforts and other operations of companies whose securities are included in Utilities HOLDRS. Companies whose securities are included in the Utilities HOLDRS may need to raise additional capital in order to fund the continued development and marketing of their products or to fund strategic acquisitions or investments. Their ability to obtain additional financing will depend on a number of factors, including market conditions, operating performance and investor interest. These factors may make the timing, amount, terms and conditions of any financing unattractive. If adequate funds are not available or are not available on acceptable terms, companies whose securities are included in the Utilities HOLDRS may have to forego strategic acquisitions or investments, reduce or defer their development activities, or delay their introduction of new products and services. Any of these actions may reduce the market price of stocks in the utilities industry.

    o The utilities industry is extremely competitive and failure of a utilities company to maintain a customer base will adversely affect its operating results. The operations of many utilities companies, which have traditionally been subject to limited competitive pressures, are now subject to increased pressures with others in the industry in supplying the energy needs of consumers. Many utilities companies may not successfully develop and maintain a loyal customer base and failure to do so could have a material adverse effect on their business.

    o Utilities companies are subject to extensive regulation by various federal, state and local governmental agencies in the conduct of their business. The sale, marketing and distribution of a utilities companies services are subject to regulation by all levels of governmental agencies including regulations on rate and marketing practices, environmental and development restrictions and regulations with respect to securities offerings. Competitive pressures by new market participants and changing consumer demands have resulted in additional changes in the regulatory environment, such as new regulations allowing consumers a broader choice to select their utility provider. The failure to obtain necessary government approvals, the restrictions contained in existing approvals, loss of or changes to previously obtained approvals or the failure to comply with regulatory requirements could result in fines, unanticipated expenditures, interruption of service and even criminal prosecution. The success of a utilities company will depend, in part, upon obtaining and maintaining regulatory approval to offer its products and services and, once approved, complying with the continued review by regulatory agencies.

    o Many utilities companies are subject to laws relating to the protection of the environment. The operations of many utilities companies are subject to extensive federal, state and local laws and regulations relating to the protection of the environment. Many utilities companies are exposed to significant environmental costs and liabilities inherent in the industry of a utility company and there can be no assurance that significant costs and liabilities will not be incurred, including those relating to claims for damages to property and persons resulting from operations. In addition, increasingly stringent federal, state or local environmental laws and regulations and enforcement policies will result in increased costs and liabilities.

    o The international operations of some utilities companies expose them to risks associated with instability and changes in economic and political conditions, foreign currency fluctuations, changes in foreign regulations and other risks inherent to international business. Many utilities companies have international development and exploration operations necessary to their businesses. The risks of international business that the companies are exposed to include the following:

         o    general economic, social and political conditions;

         o the difficulty of enforcing intellectual property rights, agreements and collecting receivables through certain foreign legal systems;

         o differing tax rates, tariffs, exchange controls or other similar restrictions;

         o    currency fluctuations;

         o changes in, and compliance with, domestic and foreign laws and regulations which impose a range of restrictions on operations, trade practices, foreign trade and international investment decisions; and

         o reduction in the number or capacity of personnel in international markets.

    o Many utilities companies are holding companies that rely on dividends from their subsidiaries as a substantial portion of their income and the right to receive dividends may be subordinate to the interests of third parties. Many utilities companies are separate and distinct entities from their subsidiaries that operate utilities and they receive a large portion of their revenue in dividends from these subsidiaries. The payment of dividends by these subsidiaries is subject to federal law restrictions as well as the laws of the respective state of incorporation. In addition, the right of a parent utility company to participate in any distribution of assets upon a subsidiary's liquidation or reorganization is subject to the prior claims of the subsidiary's creditors. The ability of a utility company to receive dividends or other distributions may be unpredictable, and fluctuations in income may adversely affect your investment in the Utilities HOLDRS.

    o Some of the companies involved in the utilities industry are also engaged in other lines of business unrelated to the utilities industry, and they may experience problems with these lines of business which could adversely affect their operating results. Some of the companies which comprise the Utilities HOLDRS have lines of business that do not relate to utilities activities and which may present additional risks not mentioned in this prospectus. There can be no assurance that other companies whose common stock is included in the Utilities HOLDRS will not experience similar catastrophic losses as a result of energy trading losses or losses in connection with other non-utilities businesses. The operating results of these utilities companies may fluctuate as a result of these additional risks and events in the other lines of business which may cause unusual volatility in the stock prices of these companies as compared to other utilities companies. Despite a company's possible success in the utilities business, there can be no assurance that the other lines of business in which these companies are engaged will not have an adverse effect on a company's business or financial condition.

    o Failure to integrate acquisitions could disrupt operations and prevent the realization of intended benefits. Many utilities companies are active acquirers of other companies as part of their business plans. There can be no assurance that many utilities companies will be able to integrate these acquired companies, which may result in failure to realize expected cost savings, increases in revenue and other projected benefits from such integration. There can also be no assurance that these companies will be able to attract and retain qualified personnel from acquired businesses or be successful in integrating such personnel. Furthermore, utilities companies may suffer material adverse short and long-term effects on operating results and financial condition as a result of such acquisitions.

                         HIGHLIGHTS OF UTILITIES HOLDRS

         This discussion highlights information regarding Utilities HOLDRS. We present certain information more fully in the rest of this prospectus. You should read the entire prospectus carefully before you purchase Utilities HOLDRS.

Issuer...............................  Utilities HOLDRS Trust.

The trust............................  The Utilities HOLDRS Trust was formed under the depositary trust agreement,
                                       dated as of May 18, 2000 among The Bank
                                       of New York, as trustee, Merrill Lynch,
                                       Pierce, Fenner & Smith Incorporated,
                                       other depositors and the owners of the
                                       Utilities HOLDRS and was amended on
                                       November 22, 2000. The trust is not a
                                       registered investment company under the
                                       Investment Company Act of 1940.

Initial depositor....................  Merrill Lynch, Pierce, Fenner & Smith
                                       Incorporated.

Trustee..............................  The Bank of New York, a New York
                                       state-chartered banking organization, is the trustee and receives compensation as set forth in the depositary trust agreement. The trustee is responsible for receiving deposits of underlying securities and delivering Utilities HOLDRS representing the underlying securities issued by the trust. The trustee holds the underlying securities on behalf of the holders of Utilities HOLDRS.

Purpose of Utilities HOLDRS..........  Utilities HOLDRS are designed to achieve the following:

                                       Diversification. Utilities HOLDRS are
                                       designed to allow you to diversify your
                                       investment in the utilities industry
                                       through a single, exchange- listed
                                       instrument representing your undivided
                                       beneficial ownership of the underlying
                                       securities.

                                       Flexibility. The beneficial owners of
                                       Utilities HOLDRS have undivided
                                       beneficial ownership interests in each of the underlying securities represented by the Utilities HOLDRS, and can cancel their Utilities HOLDRS to receive each of the underlying securities represented by the Utilities HOLDRS.

                                       Transaction costs. The expenses
                                       associated with buying and selling
                                       Utilities HOLDRS in the secondary market are expected to be less than separately buying and selling each of the underlying securities in a traditional brokerage account with transaction-based charges.

Trust assets.........................  The trust holds shares of common stock issued by specified companies that, when initially selected, were involved in the utilities industry. Except when a reconstitution event, distribution of securities by an underlying issuer or other event occurs, the group of companies will not change. Reconstitution events are described in this prospectus under the heading "Description of the Depositary Trust
                                       Agreement--Distributions" and
                                       "Reconstitution events." There are
                                       currently 20 companies included in the
                                       Utilities HOLDRS.

                                       The trust's assets may increase or
                                       decrease as a result of in-kind deposits and withdrawals of the underlying securities during the life of the trust.

The Utilities HOLDRS.................  The trust has issued, and may continue to issue, Utilities HOLDRS that represent an undivided beneficial ownership interest in the shares of common stock that are held by the trust. The Utilities HOLDRS themselves are separate from the underlying securities that are represented by the Utilities HOLDRS.


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

                                       The following chart provides the:

                                       o    names of the 20 issuers of
                                            underlying securities currently
                                            represented by a Utilities HOLDR,

                                       o    stock ticker symbols,

                                       o    share amounts currently represented
                                            by a round-lot of 100 Utilities
                                            HOLDRS, and

                                       o    principal U.S. market on which the
                                            shares of common stock of the
                                            selected companies are traded.

          Name of Company                          Ticker      Share Amounts     Primary Trading Market
-------------------------------------           ------------   -------------     ----------------------
American Electric Power Company, Inc.              AEP             14                     NYSE
CenterPoint Energy, Inc.                           CNP             13                     NYSE
Consolidated Edison, Inc.                          ED               9                     NYSE
Dominion Resources, Inc.                            D              11                     NYSE
Duke Energy Corporation                            DUK             30                     NYSE
Dynegy, Inc.                                       DYN             12                     NYSE
Edison International                               EIX             15                     NYSE
El Paso Corporation                                EP              10                     NYSE
Entergy Corporation                                ETR             10                     NYSE
Exelon Corporation                                 EXC             30                     NYSE
FirstEnergy Corporation                            FE              10                     NYSE
FPL Group, Inc.                                    FPL              8                     NYSE
PG&E Corporation                                   PCG             17                     NYSE
Progress Energy                                    PGN              7                     NYSE
Public Service Enterprise Group Incorporated       PEG             10                     NYSE
Reliant Energy, Inc.                               RRI           10.2518                   NYSE
The Southern Company                               SO              29                     NYSE
Texas Genco Holdings, Inc.                         TGN            0.65                    NYSE
Texas Utilities Company                            TXU             12                     NYSE
The Williams Companies, Inc.                       WMB             20                     NYSE


                                       The companies whose securities were
                                       included in the Utilities HOLDRS at the
                                       time Utilities HOLDRS were originally
                                       issued generally were considered to be
                                       among the 20 largest and most liquid
                                       companies with U.S. traded common stock
                                       involved in the utilities industry as
                                       measured by market capitalization and
                                       trading volume on May 2, 2000. The market capitalization of a company is determined by multiplying the market price of its common stock by the number of its outstanding securities.

                                       The trust only will issue and cancel, and you only may obtain, hold, trade or surrender, Utilities HOLDRS in a round-lot of 100 Utilities HOLDRS and round-lot multiples. The trust will only issue Utilities HOLDRS upon the deposit of the whole shares represented by a round-lot of 100 Utilities HOLDRS. In the event that a fractional share comes to be represented by a round-lot of Utilities HOLDRS, the trust may require a minimum of more than one round-lot of 100 Utilities HOLDRS for an issuance so that the trust will always receive whole share amounts for issuance of Utilities HOLDRS.

                                       The number of outstanding Utilities
                                       HOLDRS will increase and decrease as a
                                       result of in-kind deposits and
                                       withdrawals of the underlying securities.
                                       The trust will stand ready to issue
                                       additional Utilities HOLDRS on a
                                       continuous basis when an investor
                                       deposits the required shares of common
                                       stock with the trustee.

Purchases............................  You may acquire Utilities HOLDRS in two ways:

                                            o    through an in-kind deposit of
                                                 the required number of shares
                                                 of common stock of the
                                                 underlying issuers with the
                                                 trustee, or

                                            o    through a cash purchase in the
                                                 secondary trading market.

Issuance and cancellation fees......   If you wish to create Utilities HOLDRS by
                                       delivering to the trust the requisite
                                       shares of common stock represented by a
                                       round-lot of 100 Utilities HOLDRS, The
                                       Bank of New York as trustee will charge
                                       you an issuance fee of up to $10.00 for
                                       each round-lot of 100 Utilities HOLDRS.
                                       If you wish to cancel your Utilities
                                       HOLDRS and withdraw your underlying
                                       securities, The Bank of New York as
                                       trustee will charge you a cancellation
                                       fee of up to $10.00 for each round-lot of 100 Utilities HOLDRS.

Commissions..........................  If you choose to deposit underlying securities in order to receive Utilities
                                       HOLDRS, you will be responsible for
                                       paying any sales commission associated
                                       with your purchase of the underlying
                                       securities that is charged by your broker in addition to the issuance fee, charged by the trustee, described above.

Custody fees.........................  The Bank of New York, as trustee and as custodian, will charge you a quarterly
                                       custody fee of $2.00 for each round-lot
                                       of 100 Utilities HOLDRS, to be deducted
                                       from any cash dividend or other cash
                                       distributions on underlying securities
                                       received by the trust. With respect to
                                       the aggregate custody fee payable in any calendar year for each Utilities HOLDR, the trustee will waive that portion of the fee which exceeds the total cash dividends and other cash distributions received, or to be received, and payable with respect to such calendar year.

Rights relating to Utilities
HOLDRS...............................  You have the right to withdraw the underlying securities upon request by
                                       delivering a round-lot or integral
                                       multiple of a round-lot of Utilities
                                       HOLDRS to the trustee, during the
                                       trustee's business hours, and paying the cancellation fees, taxes and other charges. You should receive the underlying securities no later than the business day after the trustee receives a proper notice of cancellation. The trustee will not deliver fractional shares of underlying securities. To the extent that any cancellation of Utilities HOLDRS would otherwise require the delivery of a fractional share, the trustee will sell the fractional share in the market and the trust, in turn, will deliver cash in lieu of such fractional share. Except with respect to the right to vote for dissolution of the trust, the Utilities HOLDRS themselves will not have voting rights.

Rights relating to the
underlying securities................  Utilities HOLDRS represents your beneficial ownership of the underlying
                                       securities. Owners of Utilities HOLDRS
                                       have the same rights and privileges as if they owned the underlying securities beneficially outside of Utilities HOLDRS. These include the right to instruct the trustee to vote the underlying securities, to receive any dividends and other distributions on the underlying securities that are declared and paid to the trustee by an issuer of an underlying security, the right to pledge Utilities HOLDRS and the right to surrender Utilities HOLDRS to receive the underlying securities. Utilities HOLDRS does not change your beneficial ownership in the underlying securities under United States federal securities laws, including sections 13(d) and 16(a) of the Exchange Act. As a result, you have the same obligations to file insider trading reports that you would have if you held the underlying securities outside of Utilities HOLDRS. However, due to the nature of Utilities HOLDRS, you will not be able to participate in any dividend reinvestment program of an issuer of underlying securities unless you cancel your Utilities HOLDRS (and pay the applicable fees) and receive all of the underlying securities.

                                       A holder of Utilities HOLDRS is not a
                                       registered owner of the underlying
                                       securities. In order to become a
                                       registered owner, a holder of Utilities
                                       HOLDRS would need to surrender their
                                       Utilities HOLDRS, pay the applicable fees and expenses, receive all of the underlying securities and follow the procedures established by the issuers of the underlying securities for registering their securities in the name of such holder.

                                       You retain the right to receive any
                                       reports and communications that the
                                       issuers of underlying securities are
                                       required to send to beneficial owners of their securities. As such, you will receive such reports and communications from the broker through which you hold your Utilities HOLDRS in the same manner as if you beneficially owned your underlying securities outside of Utilities HOLDRS in "street name" through a brokerage account. The trustee will not attempt to exercise the right to vote that attaches to, or give a proxy with respect to, the underlying securities other than in accordance with your instructions.

                                       The depositary trust agreement entitles
                                       you to receive, subject to certain
                                       limitations and net of any fees and
                                       expenses of the trustee, any
                                       distributions of cash (including
                                       dividends), securities or property made
                                       with respect to the underlying
                                       securities. However, any distribution of securities by an issuer of underlying securities will be deposited into the trust and will become part of the underlying securities unless the distributed securities are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System or the distributed securities have a Standard & Poor's GICS sector classification that is different from the GICS sector classifications represented in the Utilities HOLDRS at the time of the distribution. In addition, if the issuer of underlying securities offers rights to acquire additional underlying securities or other securities, the rights may be distributed to you, may be disposed of for your benefit, or may lapse.

                                       There may be a delay between the time any cash or other distribution is received by the trustee with respect to the underlying securities and the time such cash or other distributions are distributed to you. In addition, you are not entitled to any interest on any distribution by reason of any delay in distribution by the trustee. If any tax or other governmental charge becomes due with respect to Utilities HOLDRS or any underlying securities, you will be responsible for paying that tax or governmental charge.

                                       If you wish to participate in a tender
                                       offer for any of the underlying
                                       securities, or any form of stock
                                       repurchase program by an issuer of an
                                       underlying security, you must surrender
                                       your Utilities HOLDRS (and pay the
                                       applicable fees and expenses) and receive all of your underlying securities in exchange for your Utilities HOLDRS. For specific information about obtaining your underlying securities, you should read the discussion under the caption "Description of the Depositary Trust Agreement -Withdrawal of Underlying Securities."

Ownership rights in fractional
shares in the underlying securities..  As a result of distributions of securities by companies included in the
                                       Utilities HOLDRS or other corporate
                                       events, such as mergers, a Utilities
                                       HOLDR may represent an interest in a
                                       fractional share of an underlying
                                       security. You are entitled to receive
                                       distributions proportionate to your
                                       fractional shares.

                                       In addition, you are entitled to receive proxy materials and other shareholder communications and you are entitled to exercise voting rights proportionate to your fractional shares. The trustee will aggregate the votes of all of the share fractions represented by Utilities HOLDRS and will vote the largest possible number of whole shares. If, after aggregation, there is a fractional remainder, this fraction will be ignored, because the issuer will only recognize whole share votes. For example, if 100,001 round-lots of 100 Utilities HOLDRS are outstanding and each round-lot of 100 Utilities HOLDRS represents 1.75 shares of an underlying security, there will be 175,001.75 votes of the underlying security represented by Utilities HOLDRS. If holders of 50,000 round-lots of 100 Utilities HOLDRS vote their underlying securities "yes" and holders of 50,001 round-lots of 100 Utilities HOLDRS vote their underlying securities "no", there will be 87,500 affirmative votes and 87,501.75 negative votes. The trustee will ignore the .75 negative votes and will deliver to the issuer 87,500 affirmative votes and 87,501 negative votes.

Reconstitution events................  The depositary trust agreement provides for the automatic distribution of
                                       underlying securities from the Utilities
                                       HOLDRS to you in the following four
                                       circumstances:

                                       A.   If an issuer of underlying
                                            securities no longer has a class of
                                            common stock registered under
                                            section 12 of the Securities
                                            Exchange Act of 1934, then the
                                            trustee will distribute the shares
                                            of that company to the owners of the
                                            Utilities HOLDRS.

                                       B.   If the SEC finds that an issuer of
                                            underlying securities should be
                                            registered as an investment company
                                            under the Investment Company Act of
                                            1940, and the trustee has actual
                                            knowledge of the SEC finding, then
                                            its securities will no longer be an
                                            underlying security and the trustee
                                            will distribute the shares of that
                                            company to the owners of the
                                            Utilities HOLDRS.

                                       C.   If the underlying securities of an
                                            issuer cease to be outstanding as a
                                            result of a merger, consolidation,
                                            corporate combination or other
                                            event, the trustee will distribute
                                            the consideration paid by and
                                            received from the acquiring company
                                            or the securities received in
                                            exchange for the securities of the
                                            underlying issuer whose securities
                                            cease to be outstanding to the
                                            beneficial owners of Utilities
                                            HOLDRS, only if the distributed
                                            securities have a different Standard
                                            & Poor's GICS sector classification
                                            than any of the underlying
                                            securities represented in the
                                            Utilities HOLDRS at the time of the
                                            distribution or exchange or if the
                                            securities received are not listed
                                            for trading on a U.S. national
                                            securities exchange or through the
                                            Nasdaq National Market System. In
                                            any other case, the additional
                                            securities received will be
                                            deposited into the trust.

                                       D.   If an issuer's underlying securities
                                            are delisted from trading on a U.S.
                                            national securities exchange or
                                            through the Nasdaq National Market
                                            System and are not listed for
                                            trading on another U.S. national
                                            securities exchange or through the
                                            Nasdaq National Market System within
                                            five business days from the date the
                                            securities are delisted.

                                       To the extent a distribution of
                                       underlying securities from the Utilities
                                       HOLDRS is required as a result of a
                                       reconstitution event, the trustee will
                                       deliver the underlying security to you as promptly as practicable after the date that the trustee has knowledge of the occurrence of a reconstitution event.

                                       In addition, securities of a new company will be added to the Utilities HOLDRS, as a result of a distribution of securities by an underlying issuer, where a corporate event occurs, or where the securities of an underlying issuer are exchanged for the securities of another company, unless the securities received have a Standard & Poor's GICS sector classification that is different from the GICS sector classification of any other security then included in the Utilities HOLDRS or are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System.

                                       It is anticipated, as a result of the
                                       broadly defined Standard & Poor's GICS
                                       sectors, that most distributions or
                                       exchanges of securities will result in
                                       the inclusion of new securities in
                                       Utilities HOLDRS. The trustee will review the publicly available information that identifies the Standard & Poor's GICS sector classifications of securities to determine whether securities received as a result of a distribution by an underlying issuer or as consideration for securities included in the Utilities HOLDRS will be included in Utilities HOLDRS or distributed to you.

Standard & Poor's sector
classifications......................  Standard & Poor's Corporation is an
                                       independent source of market information that, among other things, maintains the Global Industry Classification Standard, which classifies the securities of public companies into various sector classifications based upon GICS sectors, which are derived from its own criteria. The GICS classification standards were exclusively effective as of January 2, 2002. There are 10 Standard & Poor's GICS sector classifications and each class of publicly traded securities of a company are each given only one GICS sector classification. The securities included in the Utilities HOLDRS are currently represented in the Utilities GICS sector. The Standard & Poor's GICS sector classifications of the securities included in the Utilities HOLDRS may change over time if the companies that issued these securities change their focus of operations or if Standard & Poor's alters the criteria it uses to determine GICS sectors, or both.

Termination events...................  A.   The Utilities HOLDRS are delisted
                                            from the American Stock Exchange and
                                            are not listed for trading on
                                            another U.S. national securities
                                            exchange or through the Nasdaq
                                            National Market System within five
                                            business days from the date the
                                            Utilities HOLDRS are delisted.

                                       B.   The trustee resigns and no successor
                                            trustee is appointed within 60 days
                                            from the date the trustee provides
                                            notice to Merrill Lynch, Pierce,
                                            Fenner & Smith Incorporated, as
                                            initial depositor, of its intent to
                                            resign.

                                       C.   Beneficial owners of at least 75% of
                                            outstanding Utilities HOLDRS vote to
                                            dissolve and liquidate the trust.

                                       If a termination event occurs, the
                                       trustee will distribute the underlying
                                       securities as promptly as practicable
                                       after the termination event.

                                       Upon termination of the depositary trust agreement and prior to distributing the underlying securities to you, the trustee will charge you a cancellation fee of up to $10.00 per round-lot of 100 Utilities HOLDRS surrendered, along with any taxes or other governmental charges, if any.

United States federal income tax
consequences.........................  The United States federal income tax laws will treat a U.S. holder of Utilities
                                       HOLDRS as directly owning the underlying securities. The Utilities HOLDRS themselves will not result in any United States federal income tax consequences separate from the tax consequences associated with ownership of the underlying securities.

Listing..............................  The Utilities HOLDRS are listed on the
                                       American Stock Exchange under the symbol
                                       "UTH." On October 20, 2004, the last
                                       reported sale price of Utilities

                                       HOLDRS on the American Stock Exchange was
                                       $88.00.

Trading..............................  Investors are only able to acquire, hold, transfer and surrender a round-lot of 100
                                       Utilities HOLDRS. Bid and ask prices,
                                       however, are quoted per single Utilities
                                       HOLDR.

Clearance and settlement.............  Utilities HOLDRS have been issued only in book- entry form. Utilities HOLDRS are
                                       evidenced by one or more global
                                       certificates that the trustee has
                                       deposited with The Depository Trust
                                       Company, referred to as DTC. Transfers
                                       within DTC will be in accordance with
                                       DTC's usual rules and operating
                                       procedures. For further information see
                                       "Description of Utilities HOLDRS."


                                    THE TRUST

         General. This discussion highlights information about the Utilities HOLDRS Trust. You should read this information, information about the depositary trust agreement as well as the depositary trust agreement and the amendment to the depositary trust agreement, before you purchase Utilities HOLDRS. The material terms of the depositary trust agreement are described in this prospectus under the heading "Description of the Depositary Trust Agreement."

         The Utilities HOLDRS Trust. The trust was formed pursuant to the depositary trust agreement, dated as of May 18, 2000. The depositary trust agreement was amended on November 22, 2000. The Bank of New York is the trustee. The Utilities HOLDRS Trust is not a registered investment company under the Investment Company Act of 1940.

         The Utilities HOLDRS Trust is intended to hold deposited shares for the benefit of owners of Utilities HOLDRS. The trustee will perform only administrative and ministerial acts. The property of the trust consists of the underlying securities and all monies or other property, if any, received by the trustee. The trust will terminate on December 31, 2040, or earlier if a termination event occurs.

                         DESCRIPTION OF UTILITIES HOLDRS

         The trust has issued Utilities HOLDRS under the depositary trust agreement described in this prospectus under the heading "Description of the Depositary Trust Agreement." The trust may issue additional Utilities HOLDRS on a continuous basis when an investor deposits the requisite underlying securities with the trustee.

         You may only acquire, hold, trade and surrender Utilities HOLDRS in a round-lot of 100 Utilities HOLDRS and round-lot multiples. The trust will only issue Utilities HOLDRS upon the deposit of the whole shares of underlying securities that are represented by a round-lot of 100 Utilities HOLDRS. In the event of a stock split, reverse stock split or other distribution by the issuer of an underlying security that results in a fractional share becoming represented by a round-lot of Utilities HOLDRS, the trust may require a minimum of more than one round-lot of 100 Utilities HOLDRS for an issuance so that the trust will always receive whole share amounts for issuance of Utilities HOLDRS.

         Utilities HOLDRS will represent your individual and undivided beneficial ownership interest in the common stock of the specified underlying securities. The companies selected as part of this receipt program are listed above in the section entitled "Highlights of Utilities HOLDRS--The Utilities HOLDRS."

         Beneficial owners of Utilities HOLDRS will have the same rights and privileges as they would have if they beneficially owned the underlying securities in "street name" outside of the trust. These include the right of investors to instruct the trustee to vote the common stock, and to receive dividends and other distributions on the underlying securities, if any are declared and paid to the trustee by an issuer of an underlying security, as well as the right to cancel Utilities HOLDRS to receive the underlying securities. See "Description of the Depositary Trust Agreement." Utilities HOLDRS are not intended to change your beneficial ownership in the underlying securities under federal securities laws, including sections 13(d) and 16(a) of the Securities Exchange Act of 1934.

         The trust will not publish or otherwise calculate the aggregate value of the underlying securities represented by a receipt. Utilities HOLDRS may trade in the secondary market at prices that are lower than the aggregate value of the corresponding underlying securities. If, in such case, an owner of Utilities HOLDRS wishes to realize the dollar value of the underlying securities, that owner will have to cancel the Utilities HOLDRS. Such cancellation will require payment of fees and expenses as described in "Description of the Depositary Trust Agreement--Withdrawal of underlying securities."

         Utilities HOLDRS are evidenced by one or more global certificates that the trustee has deposited with DTC and registered in the name of Cede & Co., as nominee for DTC. Utilities HOLDRS are available only in book-entry form. Owners of Utilities HOLDRS may hold their Utilities HOLDRS through DTC, if they are participants in DTC, or indirectly through entities that are participants in DTC.

                    DESCRIPTION OF THE UNDERLYING SECURITIES

         Selection criteria. The underlying securities are the common stocks of a group of specified companies that, at the time of selection, were involved in various aspects of the utilities industry on a regional level and whose common stock is registered under section 12 of the Securities Exchange Act of 1934. The issuers of the underlying securities were, at the time of selection, among the largest capitalized and most liquid companies involved in the utilities industry as measured by market capitalization and trading volume.

         The Utilities HOLDRS may no longer consist exclusively of securities issued by companies involved in the utilities industry. Merrill Lynch, Pierce, Fenner & Smith Incorporated will determine, in its sole discretion, whether the issuer of a particular underlying security remains in the utilities industry and will undertake to make adequate disclosure when necessary.

         Underlying securities. For a list of the underlying securities represented by Utilities HOLDRS, please refer to "Highlights of Utilities HOLDRS--The Utilities HOLDRS." If the underlying securities change because of a reconstitution event, a distribution of securities by an underlying issuer or other event, a revised list of underlying securities will be set forth in a prospectus supplement and filed with the SEC on a periodic basis.

         No investigation. The trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated and any affiliate of these entities, have not performed any investigation or review of the selected companies, including the public filings by the companies. Accordingly, before you acquire Utilities HOLDRS, you should consider publicly available financial and other information about the issuers of the underlying securities. See "Risk Factors" and "Where You Can Find More Information." Investors and market participants should not conclude that the inclusion of a company in the list is any form of investment recommendation of that company by the trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, the selling group or any of their affiliates.

         General background and historical information. For a brief description of the business of each of the issuers of the underlying securities and monthly pricing information showing the historical performance of each underlying issuer's securities see "Annex A."

         The following table and graph set forth the composite performance of all of the 20 underlying securities currently represented by a single Utilities HOLDR, measured at the close of each month from January 30, 1998 to August 2004. The performance table and graph data are adjusted for any splits that may have occurred over the measurement period. Past movements of the underlying securities are not necessarily indicative of future values.

1998              Price     1999           Price   2000           Price    2001           Price
----              -----     ----           -----   ----           -----    ----           -----
January 30....    77.05     January 29...  85.26   January 31...  77.47    January 31...  96.26
February 27...    78.69     February 26..  81.73   February 29..  70.62    February 28..  103.63
March 31......    83.94     March 31.....  81.33   March 31.....  73.01    March 30.....  104.65
April 30......    81.79     April 30.....  87.27   April 28.....  80.66    April 30.....  105.56
May 29........    81.75     May 28.......  92.86   May 31.......  85.05    May 31.......  107.61
June 30.......    84.21     June 30......  85.79   June 30......  79.68    June 29......  98.01
July 31.......    80.04     July 30......  84.70   July 31......  82.76    July 31......  96.29
August 31.....    82.09     August 31....  84.86   August 31....  94.20    August 31....  95.63
September 30..    88.39     September 30.  80.02   September 29.  104.62   September 28.  88.92*
October 30....    86.76     October 29...  81.60   October 31...  102.88   October 31...  90.30
November 30...    87.32     November 30..  73.87   November 30..  105.03   November 30..  87.48
December 31...    89.36     December 31..  72.11   December 29..  110.31   December 31..  90.90

            2002             Price     2003           Price         2004           Price
            ----             -----     ----           -----         ----           -----
            January 31...    87.11     January 31...  61.91         January 30...  79.87
            February 28..    86.89     February 28..  58.81         February 27..  81.29
            March 29.....    95.75     March 31.....  61.72         March 31.....  82.47
            April 30.....    94.93     April 30.....  66.56         April 30.....  79.44
            May 31.......    85.81     May 31.......  73.01         May 28.......  80.19
            June 28......    81.11     June 30......  74.39         June 30......  81.09
            July 31......    70.35     July 31......  69.30         July 30......  82.51
            August 30....    71.83     August 29....  70.47         August 31....  85.37
            September 30.    63.21     September 30.  73.70
            October 31...    60.60     October 31...  74.09
            November 29..    61.00     November 28..  73.50
            December 31..    63.89     December 31..  78.42


                        [Utilities HOLDRS Graph Omitted]

                  DESCRIPTION OF THE DEPOSITARY TRUST AGREEMENT

         General. The depositary trust agreement, dated as of May 18, 2000, among Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Bank of New York, as trustee, other depositors and the owners of the Utilities HOLDRS, provides that Utilities HOLDRS will represent an owner's undivided beneficial ownership interest in the common stock of the underlying companies. The depositary trust agreement was amended on November 22, 2000 to modify the reconstruction events, described below.

         The trustee. The Bank of New York serves as trustee for the Utilities HOLDRS. The Bank of New York, which was founded in 1784, was New York's first bank and is the oldest bank in the country still operating under its original name. The Bank is a state-chartered New York banking corporation and a member of the Federal Reserve System. The Bank conducts a national and international wholesale banking business and a retail banking business in the New York City, New Jersey and Connecticut areas, and provides a comprehensive range of corporate and personal trust, securities processing and investment services.

         Issuance, transfer and surrender of Utilities HOLDRS. You may create and cancel Utilities HOLDRS only in round-lots of 100 Utilities HOLDRS. You may create Utilities HOLDRS by delivering to the trustee the requisite underlying securities. The trust will only issue Utilities HOLDRS upon the deposit of the whole shares represented by a round-lot of 100 Utilities HOLDRS. In the event that a fractional share comes to be represented by a round-lot of Utilities HOLDRS, the trust may require a minimum of more than one round-lot of 100 Utilities HOLDRS for an issuance so that the trust will always receive whole share amounts for issuance of Utilities HOLDRS. Similarly, you must surrender Utilities HOLDRS in integral multiples of 100 Utilities HOLDRS to withdraw deposited shares from the trust. The trustee will not deliver fractional shares of underlying securities, and to the extent that any cancellation of Utilities HOLDRS would otherwise require the delivery of fractional shares, the trust will deliver cash in lieu of such shares. You may request withdrawal of your deposited shares during the trustee's normal business hours. The trustee expects that in most cases it will deliver your deposited shares within one business day of your withdrawal request.

         Voting rights. You will receive proxy soliciting materials provided by issuers of the deposited shares so as to permit you to give the trustee instructions as to how to vote on matters to be considered at any annual or special meetings held by issuers of the underlying securities.

         Under the depositary trust agreement, any beneficial owner of Utilities HOLDRS, other than Merrill Lynch, Pierce, Fenner & Smith Incorporated owning Utilities HOLDRS for its own proprietary account as principal, will have the right to vote to dissolve and liquidate the trust.

         Distributions. You will be entitled to receive, net of trustee fees, distributions of cash, including dividends, securities or property, if any, made with respect to the underlying securities. The trustee will use its reasonable efforts to ensure that it distributes these distributions as promptly as practicable after the date on which it receives the distribution. Therefore, you may receive your distributions substantially later than you would have had you held the underlying securities directly. Any distributions of securities by an issuer of underlying securities will be deposited into the trust and will become part of the Utilities HOLDRS unless such securities are not listed for trading on U.S. national securities exchange or through the Nasdaq National Market System or such distributed securities have a different Standard & Poor's GICS sector classification than any of the underlying securities represented in the Utilities HOLDRS at the time of the distribution of such securities. In addition, if the issuer of underlying securities offers rights to acquire additional underlying securities or other securities, the rights will be distributed to you through the trustee, if practicable, and if the rights and the securities that those rights relate to are exempt from registration or are registered under the Securities Act of 1933. Otherwise, if practicable, the rights will be disposed of and the net proceeds distributed to you by the trustee. In all other cases, the rights will lapse.

         You will be obligated to pay any tax or other charge that may become due with respect to Utilities HOLDRS. The trustee may deduct the amount of any tax or other governmental charge from a distribution before making payment to you. In addition, the trustee will deduct its quarterly custody fee of $2.00 for each round-lot of 100 Utilities HOLDRS from quarterly dividends, if any, paid to the trustee by the issuers of the underlying securities. With respect to the aggregate custody fee payable in any calendar year for each Utilities HOLDR, the trustee will waive that portion of the fee which exceeds the total cash dividends and other cash distributions received, or to be received, and payable with respect to such calendar year.

         Record dates. With respect to dividend payments and voting instructions, the trustee expects to fix the trust's record dates as close as possible to the record date fixed by the issuer of the underlying securities.

         Shareholder communications. The trustee promptly will forward to you all shareholder communications that it receives from issuers of the underlying securities.

         Withdrawal of underlying securities. You may surrender your Utilities HOLDRS and receive underlying securities during the trustee's normal business hours and upon the payment of applicable fees, taxes or governmental charges, if any. You should receive your underlying securities no later than the business day after the trustee receives your request. If you surrender Utilities HOLDRS in order to receive underlying securities, you will pay to the trustee a cancellation fee of up to $10.00 per round-lot of 100 Utilities HOLDRS.

         Further issuances of Utilities HOLDRS. The depositary trust agreement provides for further issuances of Utilities HOLDRS on a continuous basis without your consent.

         Reconstitution events. The depositary trust agreement provides for the automatic distribution of underlying securities from Utilities HOLDRS to you in the following four circumstances:

         A. If an issuer of underlying securities no longer has a class of common stock registered under section 12 of the Securities Exchange Act of 1934, then its securities will no longer be an underlying security and the trustee will distribute the shares of that company to the owners of the Utilities HOLDRS.

         B. If the SEC finds that an issuer of underlying securities should be registered as an investment company under the Investment Company Act of 1940, and the trustee has actual knowledge of the SEC finding, then the trustee will distribute the shares of that company to the owners of the Utilities HOLDRS.

         C. If the underlying securities of an issuer cease to be outstanding as a result of a merger, consolidation, corporate combination or other event, the trustee will distribute the consideration paid by and received from the acquiring company to the beneficial owners of Utilities HOLDRS, only if the distributed securities have a different Standard & Poor's GICS sector classification than any of the underlying securities represented in the Utilities HOLDRS at the time of the distribution or exchange or if the securities received are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System. In any other case, the additional underlying securities received as consideration will be deposited into the trust.

         D. If an issuer's underlying securities are delisted from trading on a U.S. national securities exchange or through the Nasdaq National Market System and are not listed for trading on another U.S. national securities exchange or through the Nasdaq National Market System within five business days from the date such securities are delisted.

         To the extent a distribution of underlying securities is required as a result of a reconstitution event, the trustee will deliver the underlying security to you as promptly as practicable after the date that the trustee has knowledge of the occurrence of a reconstitution event.

         As provided in the amendment to the depositary trust agreement, securities of a new company will be added to the Utilities HOLDRS, as a result of a distribution of securities by an underlying issuer or where an event occurs, such as a merger, where the securities of an underlying issuer are exchanged for the securities of another company, unless the securities received have a different Standard & Poor's GICS sector classification than any of the underlying securities represented in Utilities HOLDRS at the time of distribution or exchange or are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System.

         It is anticipated, as a result of the broadly defined GICS sectors, that most distributions or exchanges of securities will result in the inclusion of new securities in the Utilities HOLDRS. The trustee will review the Standard & Poor's GICS sector classifications of securities to determine whether securities received as a result of a distribution by an underlying issuer or as consideration for securities included in the Utilities HOLDRS will be distributed from the Utilities HOLDRS to you.

         Standard & Poor's classifications. Standard & Poor's Corporation is an independent source of market information that, among other things, maintains the Global Industry Classification Standard, which classifies the securities of public companies into various sector classifications based upon GICS sectors, which are derived from its own criteria. There are 10 Standard & Poor's GICS sector classifications and each class of publicly traded securities of a company is given only one GICS sector classification. The securities included in the Utilities HOLDRS are currently represented in the Utilities GICS sector. The Standard & Poor's GICS sector classifications of the securities included in the Utilities HOLDRS may change over time if the companies that issued these securities change their focus of operations or if Standard & Poor's alters the criteria it uses to determine GICS sectors, or both.

         Termination of the trust. The trust will terminate if the trustee resigns and no successor trustee is appointed by Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor, within 60 days from the date the trustee provides notice to the initial depositor of its intent to resign. Upon termination, the beneficial owners of Utilities HOLDRS will surrender their Utilities HOLDRS as provided in the depositary trust agreement, including payment of any fees of the trustee or applicable taxes or governmental charges due in connection with delivery to the owners of the underlying securities. The trust also will terminate if Utilities HOLDRS are delisted from the American Stock Exchange and are not listed for trading on another U.S. national securities exchange or through the Nasdaq National Market System within five business days from the date the Utilities HOLDRS are delisted. Finally, the trust will terminate if 75% of the owners of outstanding Utilities HOLDRS, other than Merrill Lynch, Pierce, Fenner & Smith Incorporated, vote to dissolve and liquidate the trust.

         If a termination event occurs, the trustee will distribute the underlying securities to you as promptly as practicable after the termination event occurs.

         Amendment of the depositary trust agreement. The trustee and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor, may amend any provisions of the depositary trust agreement without the consent of any other depositor or any of the owners of the Utilities HOLDRS. Promptly after the execution of any amendment to the agreement, the trustee must furnish or cause to be furnished written notification of the substance of the amendment to each owner of Utilities HOLDRS. Any amendment that imposes or increases any fees or charges, subject to exceptions, or that otherwise prejudices any substantial existing right of the owners of Utilities HOLDRS will not become effective until 30 days after notice of the amendment is given to the owners of Utilities HOLDRS.

         Issuance and cancellation fees. If you wish to create Utilities HOLDRS by delivering to the trust the requisite underlying securities, the trustee will charge you an issuance fee of up to $10.00 for each round-lot of 100 Utilities HOLDRS. If you wish to cancel your Utilities HOLDRS and withdraw your underlying securities, the trustee will charge you a cancellation fee of up to $10.00 for each round-lot of 100 Utilities HOLDRS issued. The trustee may negotiate either of these fees depending on the volume, frequency and size of the issuance or cancellation transactions.

         Commissions. If you choose to create Utilities HOLDRS you will be responsible for paying any sales commissions associated with your purchase of the underlying securities that is charged by your broker, whether it be Merrill Lynch, Pierce, Fenner & Smith Incorporated or another broker, in addition to the issuance fee described above.

         Custody fees. The Bank of New York, as trustee and as custodian, will charge you a quarterly custody fee of $2.00 for each round-lot of 100 Utilities HOLDRS to be deducted from any dividend payments or other cash distributions on underlying securities received by the trustee. With respect to the aggregate custody fee payable in any calendar year for each Utilities HOLDR, the Trustee will waive that portion of the fee which exceeds the total cash dividends and other cash distributions received, or to be received, and payable with respect to such calendar year. The trustee cannot recapture unpaid custody fees from prior years.

         Address of the trustee. The Bank of New York, ADR Department, 101 Barclay Street, New York, New York 10286.

         Governing law. The depositary trust agreement and the Utilities HOLDRS are governed by the laws of the State of New York. The trustee will provide the depositary trust agreement to any owner of the underlying securities free of charge upon written request.

         Duties and immunities of the trustee. The trustee assumes no responsibility or liability for, and makes no representations as to, the validity or sufficiency, or as to the accuracy of the recitals, if any, set forth in the Utilities HOLDRS.

         The trustee has undertaken to perform only those duties as are specifically set forth in the depositary trust agreement. Subject to the preceding sentence, the trustee is liable for its own negligence or misconduct except for good faith errors in judgment so long as the trustee is not negligent in ascertaining the relevant facts.

                  UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

General

The following discussion represents the opinion of Shearman & Sterling LLP, our special U.S. federal income tax counsel, as to the principal U.S. federal income tax consequences relating to the Utilities HOLDRS for:

         o    an individual who is a citizen or resident of the United States;

         o a corporation (or an entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

         o an estate, the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source;

         o a trust if either (i) it is subject to the primary supervision of a U.S. court and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) it has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person (a "U.S. receipt holder"); and

         o any person other than a U.S. receipt holder (a "non-U.S. receipt holder").

         If a partnership (or an entity treated as a partnership for U.S. federal income tax purposes) holds Utilities HOLDRS, the tax treatment of the partnership and each partner will generally depend on the status of the partner and the activities of the partnership. Partnerships acquiring Utilities HOLDRS, and partners in such partnerships, should consult their tax advisors.

         This discussion is based upon laws, regulations, rulings and decisions currently in effect, all of which are subject to change or differing interpretations, possibly on a retroactive basis. The discussion does not deal with all U.S. federal income tax consequences applicable to all categories of investors, some of which may be subject to special rules, such as (without limitation) tax-exempt entities, banks, dealers in securities, U.S. receipt holders whose functional currency is not the U.S. dollar, investors who acquire or hold any Utilities HOLDRS as part of a conversion, straddle or other hedging transaction, certain former citizens and residents of the United States and persons subject to the alternative minimum tax. In addition, this discussion generally is limited to investors who will hold the Utilities HOLDRS as "capital assets" (generally, property held for investment) within the meaning of section 1221 of the Internal Revenue Code of 1986, as amended (the "Code"). Moreover, this discussion does not address Utilities HOLDRS held by a partnership or other flow through entities. We recommend that you consult with your own tax advisor with regard to the application of the U.S. federal income tax laws to your particular situation as well as any tax consequences arising under the laws of any state, local or non-U.S. jurisdiction.

Taxation of the trust

         The trust will provide for flow through tax consequences as it will be treated as a grantor trust or custodial arrangement for U.S. federal income tax purposes.

Taxation of Utilities HOLDRS

         A receipt holder purchasing and owning Utilities HOLDRS will be treated, for U.S. federal income tax purposes, as directly owning a proportionate share of the underlying securities represented by Utilities HOLDRS. Consequently, if there is a taxable cash distribution on an underlying security, a holder will recognize income with respect to the distribution at the time the distribution is received by the trustee, not at the time that the holder receives the cash distribution from the trustee.

         Qualified dividend income received in respect of Utilities HOLDRS by U.S. receipt holders who are individuals, trusts and estates will be eligible for U.S. federal income taxation at preferential rates. Qualified dividend income includes dividends received from domestic corporations and "qualified foreign corporations," as such term is defined below under "Special considerations with respect to underlying securities of foreign issuers." In order for such dividends to qualify for the preferential rates, specific minimum holding period requirements must be met, and for this purpose, a U.S. receipt holder's holding period with respect to an underlying security may be tolled for any period in which such holder has diminished its risk of loss in respect of such security by (for example) entering into a hedging transaction. Special rules apply to a U.S. receipt holder who leverages its investment in Utilities HOLDRS. U.S. receipt holders that are corporations may be eligible for a dividend-received deduction in respect of dividends received from domestic corporations.

         A receipt holder will determine its initial tax basis in each of the underlying securities by allocating the purchase price for the Utilities HOLDRS among the underlying securities based on their relative fair market values at the time of purchase. Similarly, when a holder sells a receipt, it will determine the amount realized with respect to each security by allocating the sales price among the underlying securities based on their relative fair market values at the time of sale. A holder's gain or loss with respect to each security will be computed by subtracting its adjusted basis in the security from the amount realized on the security. With respect to purchases of Utilities HOLDRS for cash in the secondary market, a receipt holder's aggregate tax basis in each of the underlying securities will be equal to the purchase price of the Utilities HOLDRS. Similarly, with respect to sales of Utilities HOLDRS for cash in the secondary market, the amount realized with respect to a sale of Utilities HOLDRS will be equal to the aggregate amount realized with respect to each of the underlying securities.

         The distribution of any securities by the trust upon the surrender of Utilities HOLDRS, the occurrence of a reconstitution event, or a termination event will not be a taxable event, except to the extent that cash is distributed in lieu of fractional shares. Gain or loss with respect to fractional shares shall be computed by allocating a portion of the aggregate tax basis of the distributed securities to such fractional shares. The receipt holder's aggregate tax basis with respect to the distributed securities will be the same as when held through the trust, less any tax basis allocated to fractional shares. The receipt holder's holding period with respect to the distributed securities will include the period that the holder held the securities through the trust.

Brokerage fees and custodian fees

         The brokerage fee incurred in purchasing a receipt will be treated as part of the cost of the underlying securities. Accordingly, a holder includes this fee in its tax basis in the underlying securities. A holder will allocate the brokerage fee among the underlying securities using either a fair market value allocation or pro rata based on the number of shares of each underlying security. Similarly, the brokerage fee incurred in selling Utilities HOLDRS will reduce the amount realized with respect to the underlying securities.

         A holder will be required to include in its income the full amount of dividends paid on the underlying securities, even though the depositary trust agreement provides that the custodian fees will be deducted directly from any dividends paid. These custodian fees will be treated as an expense incurred in connection with a holder's investment in the underlying securities and may be deductible. If a holder is an individual, estate or trust, however, the deduction of its share of custodian fees will be a miscellaneous itemized deduction that may be disallowed in whole or in part.

Special considerations with respect to underlying securities of foreign issuers

         If any of the underlying securities are securities of foreign issuers, the gross amount of any taxable cash distribution will not be eligible for the dividends received deduction generally allowed to corporate U.S. receipt holders.

         As discussed above, dividends received by certain U.S. receipt holders from an issuer of underlying securities that is a "qualified foreign corporation" will be eligible for U.S. federal income taxation at preferential rates. A qualified foreign corporation includes:

    o a foreign corporation that is eligible for the benefits of a comprehensive U.S. income tax treaty, which the Secretary of the Treasury determines to be satisfactory and that includes an exchange of information program,

    o a foreign corporation if the stock to which the dividend is paid is readily tradable on an established market in the United States, and

    o    a corporation that is incorporated in a possession of the United States but will not include:

    o    a passive foreign investment company (as defined below),

    o a foreign personal holding company (as specially defined in the Code), or

    o    a foreign investment company (as specially defined in the Code).


         If a foreign issuer pays a dividend in a currency other than in U.S. dollars, the amount of the dividend for U.S. federal income tax purposes will be the U.S. dollar value (determined at the spot rate on the date of the payment) regardless of whether the payment is later converted into U.S. dollars. In this case, the U.S. receipt holder may recognize ordinary income or loss as a result of currency fluctuations between the date on which the dividend is paid and the date the dividend amount is converted into U.S. dollars.

         Subject to certain conditions and limitations, any foreign tax withheld on dividends may be deducted from taxable income or credited against a U.S. receipt holder's U.S. federal income tax liability. The limitation on foreign taxes eligible for the U.S. foreign tax credit is calculated separately with respect to specific classes of income. For this purpose, dividends distributed by a foreign issuer generally will constitute "passive income" or, in the case of some U.S. holders, "financial services income." For purposes of the U.S. foreign tax credit limitation, dividends received by a U.S. receipt holder with respect to an underlying security of a foreign issuer generally will be treated as foreign source income while any gain or loss recognized from the sale of such security generally will be treated as from sources within the United States. The rules relating to the determination of the foreign tax credit are complex and we recommend that U.S. receipt holders consult their own tax advisors to determine whether and to what extent a credit would be available.

         Dividends and distributions made by a foreign issuer may be subject to a foreign withholding tax. Some foreign issuers may make arrangements through which holders of their American depositary shares or global shares can apply for a refund of withheld taxes. With respect to these issuers, holders of Utilities HOLDRS may be able to use these arrangements to apply for a refund of withheld taxes. In some cases, however, the holders of Utilities HOLDRS may have to independently apply to a foreign tax authority for a refund of withheld taxes.

         Additionally, special U.S. federal income tax rules apply to U.S. persons owning shares of a "passive foreign investment company" (a "PFIC"). The Initial Depositor is not aware that any of the foreign issuers of the underlying securities is currently a PFIC, although no assurances can be made that the applicable tax law or other relevant circumstances will not change in a manner which affects the PFIC determination. The Initial Depositor will notify the trustee, who in turn will notify the receipt holders, if it becomes aware that any of the foreign issuers is a PFIC. A foreign corporation generally will be classified as a PFIC for U.S. federal income tax purposes in any taxable year in which, after applying relevant look-through rules, either:

         o    at least 75% of its gross income is "passive income;" or

         o on average at least 50% of the gross value of its assets is attributable to assets that produce "passive income" or are held for the production of passive income.

         Passive income for this purpose generally includes dividends, interest, royalties, rents, and gains from commodities and securities transactions.

         If a corporation were classified as a PFIC, a U.S. receipt holder could be subject to increased tax liability, possibly including an interest charge, upon the sale or other disposition of the Utilities HOLDRS or of the underlying securities or upon the receipt of "excess distributions," unless the U.S. receipt holder has made certain elections (to the extent available under specific rules) including an election to be taxed currently on its pro rata portion of the corporation's income, whether or not the income was distributed in the form of dividends or otherwise.

Non-U.S. receipt holders

         A non-U.S. receipt holder generally will be subject to U.S. withholding tax at a rate of 30% or a lower rate as may be specified by an applicable tax treaty with respect to dividends received on underlying securities of U.S. issuers. A non-U.S. receipt holder who wishes to claim an exemption from, or reduction in, withholding under the benefit of an applicable tax treaty must comply with certification requirements. However, if that income is effectively connected with a U.S. trade or business conducted by the holder or, where a tax treaty applies, is attributable to a permanent establishment maintained in the United States by the holder, then those dividends will be exempt from withholding tax, provided the holder complies with applicable certification and disclosure requirements.

         A non-U.S. receipt holder generally will not be subject to U.S. federal income or withholding tax with respect to dividends received on any underlying securities of a foreign issuer, unless that income is effectively connected with a U.S. trade or business conducted by the holder or, where a tax treaty applies, is attributable to a permanent establishment maintained in the United States by the holder.

         With respect to dividends of U.S. and any foreign issuers, a non-U.S. receipt holder's dividends that are effectively connected with a U.S. trade or business or dividends attributable to a permanent establishment, net of relevant deductions and credits, will be subject to U.S. federal income taxation at the same graduated rates applicable to U.S. persons. In addition to this graduated tax, effectively connected dividends or dividends attributable to a permanent establishment received by a corporate non-U.S. receipt holder may also be subject to a branch profits tax at a rate of 30% or a lower rate as may be specified by an applicable tax treaty. Under some circumstances, a non- U.S. receipt holder whose dividends are so effectively connected or attributable shall be entitled to a dividends received deduction equal to 70% or 80% of the amount of the dividend.

         A non-U.S. receipt holder that is eligible for a reduced rate of withholding tax pursuant to a tax treaty may obtain a refund of any excess amounts withheld by timely filing an appropriate claim for refund with the Internal Revenue Service.

         A non-U.S. receipt holder generally will not be subject to U.S. federal income or withholding tax with respect to gain recognized upon the sale or other disposition of Utilities HOLDRS or of the underlying securities unless:

         o that gain is effectively connected with a U.S. trade or business conducted by the holder or, where a tax treaty applies, is attributable to a permanent establishment maintained in the United States by the holder,

         o in the case of any gain realized by an individual non-U.S. receipt holder, the holder is present in the United States for 183 days or more in the taxable year of the sale or other disposition and certain other conditions are met, or

         o the underlying securities issuer is or has been a U.S. real property holding corporation for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of the disposition or the period during which the non-U.S. receipt holder held the common stock of such issuer and
              (a) the common stock is not considered to be "regularly traded on an established securities market" or (b) the non-U.S. receipt holder owned, actually or constructively, at any time during the shorter of the periods described above, more than 5% of the common stock of such issuer.

         Effectively connected or attributable gains generally will be subject to U.S. federal income taxation at the same graduated rates applicable to U.S. persons, and may, in the case of a corporate non-U.S. receipt holder, also be subject to the branch profits tax. We recommend that non-U.S. receipt holders consult their own tax advisors to determine whether any applicable tax treaties provide for different rules.

Backup withholding and information reporting

         Information returns will be filed with the Internal Revenue Service in connection with dividend payments made with respect to the underlying securities, or the proceeds of the sale or other disposition of the receipts (or the underlying securities). If you are a non-corporate U.S. receipt holder, you will be subject to U.S. backup withholding tax at the applicable rate on these payments unless you provide your taxpayer identification number to the paying agent and comply with certain certification procedures. If you are a non-U.S. receipt holder, you may have to comply with certification procedures to establish that you are not a U.S. person in order to avoid the information reporting and backup withholding tax requirements. However, payments of dividends to non-U.S. receipt holders will be reported on Internal Revenue Service Form 1042-S even if such payments are not otherwise subject to the information reporting requirements.

         The amount of any backup withholding from a payment to you will be allowed as a credit against your U.S. federal income tax liability and may entitle you to a refund, provided that the required information is furnished to the Internal Revenue Service on a timely basis.

         The preceding discussion does not address all aspects of U.S. federal income taxation that may be relevant in light of a non-U.S. receipt holder's or an issuer's particular facts and circumstances. We recommend that investors consult their own tax advisors.


                              ERISA CONSIDERATIONS

         Any plan fiduciary which proposes to have a plan acquire Utilities HOLDRS should consult with its counsel with respect to the potential applicability of the prohibited transaction provisions of ERISA and the Internal Revenue Code to this investment, and whether any exemption would be applicable and determine on its own whether all conditions have been satisfied. Moreover, each plan fiduciary should determine whether, under the general fiduciary standards of investment prudence and diversification, an acquisition of Utilities HOLDRS is appropriate for the plan, taking into account the overall investment policy of the plan and the composition of the plan's investment portfolio.


                              PLAN OF DISTRIBUTION

         In accordance with the depositary trust agreement, the trust issued Utilities HOLDRS to Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Merrill Lynch, Pierce, Fenner & Smith Incorporated has deposited the underlying securities to receive Utilities HOLDRS. The trust delivered the initial distribution of Utilities HOLDRS against deposit of the underlying securities in New York, New York on approximately January 17, 2001.

         Investors who purchase Utilities HOLDRS through a fee-based brokerage account will pay fees charged by the brokerage account. We recommend that investors review the terms of their brokerage accounts for details on applicable charges.

         Members of the selling group have from time to time provided investment banking and other financial services to some of the issuers of the underlying securities and expect in the future to provide these services, for which they have received and will receive customary fees and commissions. They also may have served as counterparties in other transactions with some of the issuers of the underlying securities.

         Merrill Lynch, Pierce, Fenner & Smith Incorporated has used and may continue to use this prospectus, as updated from time to time, in connection with offers and sales related to market-making transactions in the Utilities HOLDRS. Merrill Lynch, Pierce, Fenner & Smith Incorporated may act as principal or agent in these transactions. Market-making sales will be made at prices related to prevailing market prices at the time of sale.

         Merrill Lynch, Pierce, Fenner & Smith Incorporated has agreed to indemnify the trustee against some civil liabilities related to acts performed or not performed by the trustee in accordance with the depositary trust agreement or periodic reports filed or not filed with the SEC with respect to the Utilities HOLDRS. Should a court determine not to enforce the indemnification provision, Merrill Lynch, Pierce, Fenner & Smith Incorporated also has agreed to contribute to payments the trustee may be required to make with respect to these liabilities.


                                  LEGAL MATTERS

         Legal matters, including the validity of the Utilities HOLDRS, were passed upon for Merrill Lynch, Pierce, Fenner & Smith Incorporated, the initial depositor and the underwriter in connection with the initial offering of Utilities HOLDRS, by Shearman & Sterling LLP, New York, New York. Shearman & Sterling LLP, as special U.S. tax counsel to the trust, also rendered an opinion regarding the material U.S. federal income tax consequences relating to the Utilities HOLDRS.


                       WHERE YOU CAN FIND MORE INFORMATION

         Merrill Lynch, Pierce, Fenner & Smith Incorporated has filed a registration statement on Form S-1 with the SEC covering the Utilities HOLDRS. While this prospectus is a part of the registration statement, it does not contain all the exhibits filed as part of the registration statement. You should consider reviewing the full text of those exhibits.

         The registration statement is available over the Internet at the SEC's Web site at http://www.sec.gov. You also may read and copy the registration statement at the SEC's public reference rooms in Washington, D.C.. Please call the SEC at 1-800-SEC-0330 for more information on the public reference rooms and their copy charges. Merrill Lynch, Pierce, Fenner & Smith Incorporated will not file any reports pursuant to the Exchange Act. The trust will file modified reports pursuant to the Securities Exchange Act of 1934.

         Since the securities of the issuers of the underlying securities are registered under the Securities Exchange Act of 1934, the issuers of the underlying securities are required to file periodically financial and other information specified by the SEC. For more information about the issuers of the underlying securities, information provided to or filed with the SEC by the issuers of the underlying securities with respect to their registered securities can be inspected at the SEC's public reference facilities or accessed through the SEC's Web site referenced above. However, some of the issuers of the underlying securities may be considered foreign issuers. The requirements for filing periodic financial and other information for foreign issuers differ from that of domestic issuers. In particular, foreign issuers are not required to file quarterly reports with the SEC and are not required to file periodic financial and other information on EDGAR. Therefore, this information may not be accessible through the SEC's Web site. Information regarding the issuers of the underlying securities may also be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated information.

         The trust and the selling group and their affiliates are not affiliated with the issuers of the underlying securities, and the issuers of the underlying securities have no obligations with respect to Utilities HOLDRS. This prospectus relates only to Utilities HOLDRS and does not relate to the other securities of the issuers of the underlying securities. The information in this prospectus regarding the issuers of the underlying securities has been derived from the publicly available documents described in the preceding paragraph. We have not participated in the preparation of these documents or made any due diligence inquiries with respect to the issuers of the underlying securities in connection with Utilities HOLDRS. We make no representation that these publicly available documents or any other publicly available information regarding the issuers of the underlying securities are accurate or complete. Furthermore, we cannot assure you that all events occurring prior to the date of this prospectus, including events that would affect the accuracy or completeness of the publicly available documents described in the preceding paragraph, that would affect the trading price of the securities of the issuers of the underlying securities, and therefore the offering and trading prices of the Utilities HOLDRS have been publicly disclosed.

                                     ANNEX A

         This annex forms an integral part of the prospectus.

         The following tables provide a brief description of the business of each of the issuers of the underlying securities and set forth the split-adjusted closing market prices, as reported on the applicable primary U.S. trading market, of each of the underlying securities in each month during 1999, 2000, 2001, 2002 and 2003, through September 2004. As a result of the conversion to decimal reporting of trading prices by the markets on which the underlying securities trade, all market prices beginning from January 2001 provided in the following tables are given in decimal form. All historical market prices provided in fractions in excess of one dollar are rounded to the nearest one sixty-fourth of a dollar. A table outlining the primary U.S. stock market on which the securities of the issuers are listed can be found on page 10. An asterisk (*) denotes that no shares of the issuer were trading on a U.S. stock market during that month. The historical prices of the underlying securities should not be taken as an indication of future performance.

                   AMERICAN ELECTRIC POWER COMPANY, INC. (AEP)

         American Electric Power Company, Inc. is a public utility holding company engaged in the generation, purchase, transmission and distribution of electric power. American Electric's service areas cover portions of the states of Arkansas, Indiana, Kentucky, Louisiana, Michigan, Ohio, Oklahoma, Tennessee, Texas, Virginia and West Virginia. American Electric also provides engineering and technical services. American Electric Power conducts its wholesale business operations through its public utility subsidiaries, AEP Energy Services, Inc., AEP Resources, Inc. and AEP Pro Serv, Inc.

             Closing               Closing               Closing             Closing              Closing              Closing
  1999        Price       2000      Price       2001      Price     2002      Price      2003      Price      2004      Price
--------     --------   --------   --------   --------   -------  --------   -------   --------   -------   --------   -------
January      43 13/16   January    33 1/12    January     43.25   January     41.74    January     23.62    January     32.65
February     41 5/8     February   28 1/8     February    47.54   February    43.85    February    21.78    February    34.50
March        39 11/16   March      29 13/16   March       47.00   March       46.09    March       22.85    March       32.92
April        41 7/16    April      36 5/18    April       49.34   April       45.80    April       26.38    April       30.44
May          43 3/8     May        35 9/16    May         50.20   May         42.73    May         29.04    May         31.77
June         37 9/16    June       29 5/8     June        46.17   June        40.02    June        29.83    June        32.00
July         35 3/8     July       32 13/16   July        45.00   July        32.91    July        28.06    July        31.11
August       36 5/16    August     35 9/64    August      45.77   August      34.10    August      28.31    August      32.73
September    34 1/8     September  39 9/64    September   43.23   September   28.51    September   30.00    September   31.96
October      34 1/2     October    41 1/2     October     41.90   October     25.64    October     28.19
November     31 3/8     November   46         November    41.25   November    28.42    November    27.69
December     32 1/8     December   46 1/2     December    43.53   December    27.33    December    30.51


The closing price on October 20, 2004 was $31.37.

                          CENTERPOINT ENERGY INC. (CNP)

         CenterPoint Energy, Inc. (formerly Reliant Energy, Incorporated) is a public utility holding company. CenterPoint's subsidiaries own and operate electric transmission and distribution facilities, natural gas distribution facilities and natural gas pipelines. CenterPoint subsidiaries are CenterPoint Energy Houston Electric, LLC, which owns and operates an electric transmission and distribution business in the Texas Gulf Coast area, and CenterPoint Energy Resources Corp. (CERC), which owns and operates local gas distribution companies, gas gathering systems and interstate pipelines. CenterPoint also holds a majority ownership interest in Texas Genco Holdings, Inc., which operates electric generation plants. In 2003, CenterPoint Energy sold its interest in Argener, a cogeneration facility in Argentina.

             Closing               Closing               Closing             Closing              Closing              Closing
  1999        Price       2000      Price       2001      Price     2002      Price      2003      Price      2004      Price
--------     --------   --------   --------   --------   -------  --------   -------   --------   -------   --------   -------
January      30 1/4     January    22 13/16   January     37.70   January     25.08    January     6.97     January     10.50
February     26 13/16   February   20 9/16    February    42.01   February    20.80    February    4.65     February    10.46
March        26 1/16    March      23 9/16    March       45.25   March       25.79    March       7.05     March       11.43
April        28 5/16    April      26 5/8     April       49.55   April       25.38    April       7.90     April       10.79
May          30 1/2     May        28 9/16    May         46.08   May         17.01    May         9.55     May         10.84
June         27 5/8     June       29 9/16    June        32.21   June        16.90    June        8.15     June        11.50
July         27 5/16    July       33 1/2     July        31.50   July        10.06    July        8.07     July        11.61
August       27 11/16   August     37 1/64    August      30.06   August      11.85    August      8.49     August      10.94
September    27 1/16    September  46 1/2     September   26.32   September   10.01    September   9.17     September   10.36
October      27 1/4     October    41 5/16    October     27.95   October      7.08    October     9.81
November     24 13/16   November   39 1/4     November    25.55   November     7.65    November    9.70
December     22 7/8     December   43 5/16    December    26.52   December     8.50    December    9.69

The closing price on October 20, 2004 was $10.47.



                         CONSOLIDATED EDISON, INC. (ED)

         Consolidated Edison, Inc. is a public utility holding company that provides electric, gas and steam transmission and distribution services in portions of New York and northern New Jersey and in northeastern Pennsylvania. The Company's principal business segments are the regulated electric, gas and steam businesses of its utility subsidiaries and the unregulated businesses of its other subsidiaries. Consolidated Edison's subsidiaries are Consolidated Edison Solutions, Inc., Consolidated Edison Energy, Inc., Consolidated Edison Development, Inc. and Con Edison Communications, LLC, which builds and operates fiber-optic networks for telecommunications services.

             Closing               Closing               Closing             Closing              Closing              Closing
  1999        Price       2000      Price       2001      Price     2002      Price      2003      Price      2004      Price
--------     --------   --------   --------   --------   -------  --------   -------   --------   -------   --------   -------
January      49 7/16    January    32 11/16   January     34.94   January     40.99    January     39.92    January     43.83
February     46 3/4     February   27 9/16    February    36.87   February    40.80    February    39.00    February    44.17
March        45 5/16    March      29 1/8     March       37.10   March       41.91    March       38.47    March       44.10
April        45 7/16    April      35 3/16    April       37.41   April       43.59    April       38.87    April       41.21
May          48 9/16    May        32 5/8     May         39.15   May         43.77    May         42.99    May         39.26
June         45 1/4     June       29 5/8     June        39.80   June        41.75    June        43.28    June        39.76
July         43 1/2     July       30 5/16    July        39.74   July        42.85    July        39.71    July        40.97
August       44         August     31 5/16    August      40.90   August      40.69    August      39.53    August      42.20
September    41 1/2     September  34 9/64    September   40.72   September   40.22    September   40.76    September   42.04
October      38 3/16    October    35 3/16    October     39.49   October     42.57    October     40.47
November     34 1/2     November   37 1/4     November    38.62   November    39.75    November    40.30
December     34 1/2     December   38 1/2     December    40.36   December    42.82    December    43.01


The closing price on October 20, 2004 was $42.64.

                          DOMINION RESOURCES, INC. (D)

         Dominion Resources, Inc. is a fully integrated gas and electric holding company serving the Midwest, Northeast and Mid-Atlantic United States. Dominion is managed in four segments: Dominion Delivery, which manages electric and gas distribution systems and customer service and marketing operations; Dominion Energy, which manages electric and gas transmission operations, gas production and storage operations, as well as energy trading, marketing, hedging and arbitrage activities; Dominion Exploration and Production, which manages gas and oil exploration and development; and Dominion Generation, which manages generation operations of the Company's electric utility and merchant fleet. Dominion subsidiaries include Virginia Electric and Power Company, Consolidated Natural Gas Company and Dominion Energy, Inc.

             Closing               Closing               Closing             Closing              Closing              Closing
  1999        Price       2000      Price       2001      Price     2002      Price      2003      Price      2004      Price
--------     --------   --------   --------   --------   -------  --------   -------   --------   -------   --------   -------
January      44 3/4     January    41 3/4     January     61.80   January     58.87    January     54.19    January     64.16
February     38 5/8     February   36 11/16   February    65.56   February    48.67    February    53.90    February    62.83
March        36 15/16   March      38 7/16    March       64.47   March       65.16    March       55.37    March       64.30
April        41 1/8     April      45         April       68.49   April       66.42    April       59.18    April       63.81
May          43 3/16    May        45 3/4     May         66.30   May         64.78    May         63.00    May         62.97
June         43 5/16    June       42 7/8     June        60.13   June        66.20    June        64.27    June        63.08
July         44 1/16    July       45 7/16    July        60.49   July        59.44    July        60.10    July        63.46
August       46 1/4     August     52 57/64   August      62.95   August      62.71    August      60.58    August      64.89
September    45 1/8     September  58 5/64    September   59.35   September   50.73    September   61.90    September   65.25
October      48 1/8     October    59 9/16    October     61.12   October     48.00    October     61.60
November     45 3/8     November   60         November    58.45   November    50.95    November    60.27
December     39 1/4     December   67         December    60.10   December    54.90    December    63.83


The closing price on October 20, 2004 was $65.08.



                          DUKE ENERGY CORPORATION (DUK)

         Duke Energy Corporation offers physical delivery and management of both electricity and natural gas throughout the United States and abroad. Duke Energy provides these and other services through seven business segments: Franchised Electric, Natural Gas Transmission, Field Services, Duke Energy North America, International Energy, Duke Ventures and Other Operations (Other Operations is composed of diverse businesses operating through Crescent Resources, LLC, DukeNet Communications, LLC, Duke Energy Merchants, LLC and Duke/Fluor Daniel). Through these business segments Duke Energy generates, transmits, distributes and sells electricity and also provides transportation and storage of natural gas for its customers. Duke Energy also provides services related to natural gas liquids, the operation and management of merchant generation facilities, commodity sales and services related to natural gas and electric power, the operation of power generation facilities and engineering, consulting, construction and integrated energy services.

             Closing               Closing               Closing             Closing              Closing              Closing
  1999        Price       2000      Price       2001      Price     2002      Price      2003      Price      2004      Price
--------     --------   --------   --------   --------   -------  --------   -------   --------   -------   --------   -------
January      30 29/32   January    28 7/8     January     36.57   January     34.87    January     16.91    January     21.73
February     28 7/16    February   24 1/4     February    40.75   February    35.30    February    13.51    February    21.96
March        27 13/32   March      26 1/4     March       42.74   March       37.80    March       14.54    March       22.60
April        28         April      28 3/4     April       46.76   April       38.33    April       17.59    April       21.06
May          30 5/32    May        29 1/8     May         45.72   May         32.01    May         19.38    May         19.94
June         27 7/32    June       28 3/8     June        39.01   June        31.10    June        19.95    June        20.29
July         26 15/32   July       30 27/32   July        38.61   July        25.49    July        17.55    July        21.50
August       28 3/4     August     37 27/64   August      39.31   August      26.83    August      17.08    August      22.14
September    27 9/16    September  42 57/64   September   37.85   September   19.55    September   17.81    September   22.89
October      28 9/32    October    43 7/32    October     38.41   October     20.49    October     18.15
November     25 11/32   November   44 31/32   November    36.15   November    19.74    November    18.04
December     25 1/16    December   42 5/8     December    39.26   December    19.54    December    20.45


The closing price on October 20, 2004 was $23.59.

                               DYNEGY, INC. (DYN)

         Dynegy, Inc. is a holding company whose subsidiaries provide energy products and services in North America through four business segments: Wholesale Energy Network, Dynegy Midstream Services, Transmission and Distribution, and Dynegy Global Communications. Dynegy markets products through its wholesale, direct commercial and industrial marketing and trading of natural gas, electricity, coal, emissions allowances and weather derivatives. These operations are supported by subsidiaries that provide power generation, gas and liquids storage capacity and transportation. Dynegy operates an electric and natural gas utility engaged in the transmission, distribution and sale of electricity and natural gas. In 2004, the Company made an announcement that it planned to exit the marketing and trading of natural gas. Dynegy also owns integrated downstream assets used to fractionate, store, transport, distribute and market natural gas liquids.

             Closing               Closing               Closing             Closing              Closing              Closing
  1999        Price       2000      Price       2001      Price     2002      Price      2003      Price      2004      Price
--------     --------   --------   --------   --------   -------  --------   -------   --------   -------   --------   -------
January      7 45/64    January    22 15/32   January     48.70   January     23.85    January     1.87     January     4.47
February     8 45/64    February   23 7/16    February    47.00   February    25.57    February    1.95     February    4.09
March        10 3/16    March      31 3/8     March       51.01   March       29.00    March       2.61     March       3.96
April        12 19/32   April      32 23/32   April       57.85   April       18.00    April       4.40     April       3.96
May          12 13/32   May        38 9/16    May         49.30   May          8.89    May         4.98     May         4.39
June         14 49/64   June       34 5/32    June        46.50   June         7.20    June        4.20     June        4.26
July         17 25/64   July       35 3/16    July        46.38   July         2.40    July        3.17     July        4.20
August       17 1/32    August     45         August      42.17   August       2.08    August      3.09     August      4.36
September    14 63/64   September  57 1/64    September   34.65   September    0.73    September   3.60     September   4.99
October      16 37/64   October    46 3/8     October     35.90   October      0.68    October     4.01
November     16 19/64   November   44 1/4     November    30.35   November     1.17    November    4.00
December     17 5/8     December   56 1/16    December    25.50   December     1.18    December    4.28

The closing price on October 20, 2004 was $4.75.


                           EDISON INTERNATIONAL (EIX)

         International is a holding company that operates through three business segments: Southern California Edison, a public utility company which primarily supplies electric energy to central, coastal and southern California; Edison Mission Energy, a non-utility power generation company engaged in developing, acquiring, owning or leasing, and operating electric power generation facilities worldwide and energy trading and price risk management activities; and Edison Capital, a capital and financial services provider for energy and infrastructure projects.

             Closing               Closing               Closing             Closing              Closing              Closing
  1999        Price       2000      Price       2001      Price     2002      Price      2003      Price      2004      Price
--------     --------   --------   --------   --------   -------  --------   -------   --------   -------   --------   -------
January      27 13/16   January    29 1/8     January     13.34   January     11.44    January     12.33    January     22.00
February     25 1/2     February   26 1/4     February    14.90   February    15.80    February    12.36    February    23.09
March        22 1/4     March      16 9/16    March       12.64   March       16.75    March       13.57    March       24.29
April        24 1/2     April      19 1/16    April        9.85   April       18.15    April       14.59    April       23.40
May          27 1/2     May        21 3/8     May         10.83   May         18.66    May         16.28    May         24.14
June         26 3/4     June       20 1/2     June        11.15   June        17.00    June        16.43    June        25.57
July         25 5/16    July       19 11/16   July        14.04   July        13.10    July        16.41    July        26.80
August       25 3/8     August     20 45/64   August      13.61   August      11.98    August      18.86    August      26.88
September    24 5/16    September  19 21/64   September   13.16   September   10.00    September   19.10    September   26.51
October      29 5/8     October    23 7/8     October     14.21   October     10.05    October     19.71
November     26 1/2     November   22 15/16   November    15.10   November    11.09    November    20.42
December     26 3/16    December   15 5/8     December    15.10   December    11.85    December    21.93

The closing price on October 20, 2004 was $29.78.

                         EL PASO ENERGY CORPORATION (EP)

         El Paso Corporation is an international energy company whose operations range from natural gas production and extraction to power generation. The Company has core businesses in natural gas production, gathering, processing, and transmission, as well as liquefied natural gas transport and receiving, petroleum logistics, power generation and merchant energy services. El Paso Energy also assists in the development and operation of energy infrastructure facilities worldwide and the domestic exploration and production of natural gas and oil. In 2003, the Company sold its Coastal Unilube assets. In 2004, the Company sold its 315,000-barrel-per-day refinery in Aruba and divested of its subsidiary, El Paso Oil and Gas Canada, Inc.

             Closing               Closing               Closing             Closing              Closing              Closing
  1999        Price       2000      Price       2001      Price     2002      Price      2003      Price      2004      Price
--------     --------   --------   --------   --------   -------  --------   -------   --------   -------   --------   -------
January      33         January    32 1/4     January     62.90   January     37.95    January     8.44     January     8.50
February     36 7/16    February   37 1/16    February    70.30   February    39.08    February    4.86     February    7.44
March        32 11/16   March      40 3/8     March       65.30   March       44.03    March       6.05     March       7.11
April        36 3/4     April      42 3/8     April       68.80   April       40.00    April       7.50     April       7.01
May          36 1/16    May        51 1/2     May         60.90   May         25.65    May         8.70     May         7.21
June         35 3/16    June       50 15/16   June        52.54   June        20.61    June        8.08     June        7.88
July         36         July       48 23/64   July        51.75   July        14.45    July        7.04     July        7.89
August       36 9/16    August     58 9/64    August      48.59   August      16.91    August      7.34     August      8.18
September    40 1/4     September  61 5/8     September   41.55   September    8.27    September   7.30     September   9.19
October      41         October    62 11/16   October     49.06   October      7.75    October     7.34
November     38 1/2     November   60 1/16    November    44.50   November     8.52    November    7.10
December     38 13/16   December   71 5/8     December    44.61   December     6.96    December    8.19

The closing price on October 20, 2004 was $8.70.



                            ENTERGY CORPORATION (ETR)

         Entergy Corporation is a public utility holding company which, through its subsidiaries, engages primarily in domestic utility operations, power marketing and trading, global power development and domestic non-utility nuclear operations. Entergy's utility services are primarily provided in Arkansas, Louisiana, Mississippi and Texas. Entergy also owns 50% of Entergy-Koch, through which it engages in two major businesses: energy commodity marketing and trading, which includes power, gas, weather derivatives, emissions and cross-commodities through Entergy-Koch Trading, and gas transportation and storage through Gulf South Pipeline. The trading activities of Entergy-Koch extend to various parts of the United States, as well as to the United Kingdom, Western Europe and Canada.

             Closing               Closing               Closing             Closing              Closing              Closing
  1999        Price       2000      Price       2001      Price     2002      Price      2003      Price      2004      Price
--------     --------   --------   --------   --------   -------  --------   -------   --------   -------   --------   -------
January      29 7/16    January    24 47/50   January     35.42   January     41.18    January     44.45    January     58.48
February     28 1/4     February   20 1/4     February    38.83   February    41.28    February    45.55    February    59.29
March        27 1/2     March      20 3/16    March       38.00   March       43.41    March       48.15    March       59.50
April        31 1/4     April      25 7/16    April       40.50   April       46.40    April       46.61    April       54.60
May          32 7/16    May        29 1/4     May         43.20   May         43.98    May         51.69    May         54.61
June         31 1/4     June       27 3/16    June        38.39   June        42.44    June        52.78    June        56.01
July         30 5/16    July       27 1/8     July        37.50   July        40.53    July        51.51    July        57.50
August       29 13/16   August     30 29/64   August      38.52   August      42.19    August      52.45    August      60.30
September    28 15/16   September  37 17/64   September   35.56   September   41.60    September   54.15    September   60.61
October      29 15/16   October    38 5/16    October     38.85   October     44.09    October     53.90
November     27 9/16    November   41 1/8     November    36.90   November    43.73    November    52.86
December     25 3/4     December   42 5/16    December    39.11   December    45.59    December    57.13

The closing price on October 20, 2004 was $63.12.

                            EXELON CORPORATION (EXC)

         Exelon Corporation is a public utility holding company that conducts its business through two major electric utility subsidiaries: Commonwealth Edison Company (ComEd) and PECO Energy Company (PECO). Exelon operates in three business segments: Energy Delivery, which consists of the retail electricity distribution and transmission businesses of ComEd in northern Illinois and PECO in southeastern Pennsylvania as well as the natural gas distribution business of PECO in the Pennsylvania counties surrounding the City of Philadelphia; Generation, which consists of electric generating facilities, energy marketing operations, the retail sales business of Exelon Energy Company and equity interests in Sithe Energies, Inc. and AmerGen Energy Company, LLC; and Enterprises, which consists of competitive retail energy sales, energy and infrastructure services, communications and other investments weighted towards the communications, energy services and retail services industries.

             Closing               Closing               Closing             Closing              Closing              Closing
  1999        Price       2000      Price       2001      Price     2002      Price      2003      Price      2004      Price
--------     --------   --------   --------   --------   -------  --------   -------   --------   -------   --------   -------
January      38 3/16    January    41 3/4     January     60.51   January     49.24    January     50.93    January     33.49
February     35 5/8     February   37 5/16    February    65.37   February    49.28    February    49.15    February    33.57
March        46 1/4     March      36 7/8     March       65.60   March       52.97    March       50.41    March       34.44
April        47 7/16    April      41 11/16   April       69.05   April       54.30    April       53.04    April       33.47
May          48 15/16   May        43 15/16   May         67.82   May         53.49    May         57.30    May         33.30
June         41 7/8     June       40 5/16    June        64.12   June        52.30    June        59.81    June        33.29
July         42 3/8     July       42 11/16   July        56.50   July        49.05    July        28.74    July        34.90
August       40 5/8     August     48 13/64   August      54.60   August      46.82    August      29.45    August      36.85
September    37 1/2     September  60 37/64   September   44.60   September   47.50    September   31.75    September   36.69
October      38 3/16    October    60 1/8     October     42.07   October     50.40    October     31.73
November     32 15/16   November   66 1/4     November    44.61   November    50.19    November    30.91
December     34 3/4     December   70 13/64   December    47.88   December    52.77    December    33.18

The closing price on October 20, 2004 was $38.06.


                          FIRSTENERGY CORPORATION (FE)

         FirstEnergy Corporation serves as a holding company of its principal electric utility operating subsidiaries: Ohio Edison Company, The Cleveland Electric Illuminating Company, Pennsylvania Power Company, The Toledo Edison Company, American Transmission Systems, Incorporated, Jersey Central Power & Light Company, Metropolitan Edison Company and Pennsylvania Electric Company. FirstEnergy's subsidiaries furnish electric service and provide transmission services and electric energy to municipalities primarily in New Jersey, Pennsylvania and Ohio. In addition to its principal electric utilities, the Company operates other principal subsidiaries, including: FirstEnergy Solutions Corp., Facilities Services Group, LLC, MYR Group Inc., MARBEL Energy Corporation, GPU Capital, Inc. and GPU Power, Inc. FirstEnergy holds other direct subsidiaries, including FirstEnergy Properties, Inc., FirstEnergy Ventures Corp., FirstEnergy Nuclear Operating Company, FirstEnergy Securities Transfer Company, GPU Diversified Holdings, LLC, GPU Telecom Services, Inc., GPU Nuclear, Inc., FirstEnergy Service Company, GPU Service, Inc., and GPU Advanced Resources, Inc. FirstEnergy Corp. also engages in the purchase, sale and interchange of electric energy with other electric companies.

             Closing               Closing               Closing             Closing              Closing              Closing
  1999        Price       2000      Price       2001      Price     2002      Price      2003      Price      2004      Price
--------     --------   --------   --------   --------   -------  --------   -------   --------   -------   --------   -------
January      31 1/16    January    22 3/4     January     27.85   January     37.20    January     31.20    January     37.52
February     29 1/4     February   18 1/2     February    28.17   February    36.60    February    29.50    February    38.63
March        28         March      20 5/8     March       27.92   March       34.58    March       31.50    March       39.08
April        29 11/16   April      25 7/16    April       30.30   April       33.30    April       33.73    April       39.10
May          31 13/16   May        25 1/8     May         30.65   May         34.51    May         36.81    May         39.00
June         31         June       23 3/8     June        32.16   June        33.38    June        38.45    June        37.41
July         28 9/16    July       25 1/2     July        30.34   July        30.75    July        34.49    July        39.10
August       28 9/16    August     24 49/64   August      32.89   August      33.00    August      29.26    August      40.24
September    25 5/16    September  26 61/64   September   35.95   September   29.89    September   31.90    September   41.08
October      26 1/16    October    25 7/8     October     34.46   October     32.45    October     34.39
November     23 5/16    November   29 1/2     November    33.78   November    31.68    November    34.65
December     22 11/16   December   31 9/16    December    34.98   December    32.97    December    35.20

The closing price on October 20, 2004 was $41.05.

                              FPL GROUP, INC. (FPL)

         FPL Group, Inc. is a public utility holding company engaged in the generation, transmission, distribution and sale of electric energy throughout most of the east and southwestern coasts of Florida. FPL buys and sells wholesale energy commodities such as natural gas, oil and electric power. FPL is also involved in non-utilities related businesses, such as the sale and marketing of fiber-optic network capacity through one of its subsidiaries, FPL FiberNet, LLC.

             Closing               Closing               Closing             Closing              Closing              Closing
  1999        Price       2000      Price       2001      Price     2002      Price      2003      Price      2004      Price
--------     --------   --------   --------   --------   -------  --------   -------   --------   -------   --------   -------
January      54 7/8     January    42 13/16   January     58.00   January     53.61    January     58.39    January     65.75
February     51 7/16    February   38 5/8     February    65.05   February    53.11    February    56.01    February    65.65
March        53 1/4     March      46 1/16    March       61.30   March       59.55    March       58.93    March       66.85
April        56 3/8     April      45 1/4     April       59.90   April       63.49    April       60.87    April       63.62
May          58 3/16    May        49 11/16   May         58.25   May         62.99    May         66.47    May         63.75
June         54 5/8     June       49 1/2     June        60.21   June        59.99    June        66.85    June        63.95
July         53 15/16   July       48 1/4     July        54.00   July        56.65    July        61.67    July        67.33
August       54         August     53 3/8     August      54.35   August      57.08    August      61.86    August      69.20
September    50 3/8     September  65 49/64   September   53.55   September   53.80    September   63.20    September   68.32
October      50 5/16    October    66         October     53.10   October     58.98    October     63.74
November     43 3/4     November   66 1/4     November    55.40   November    58.80    November    63.55
December     42 13/16   December   71 3/4     December    56.40   December    60.13    December    65.42


The closing price on October 20, 2004 was $67.72.


                             PG&E CORPORATION (PCG)

         PG&E Corporation is an energy-based holding that conducts its business through two principal subsidiaries: Pacific Gas and Electric Company (the Utility) and PG&E National Energy Group, Inc. (PG&E NEG). The Utility is engaged principally in the business of providing electricity and natural gas distribution and transmission services in northern and central California. PG&E NEG is engaged in power generation, wholesale energy marketing and trading, risk management and natural gas transmission. In July 2003, the Utility and NEGT filed a voluntary petition for relief under the provisions of Chapter 11 of the United States Bankruptcy Code. The following PG&E subsidiaries also filed voluntary petitions for relief under the provisions of Chapter 11: PG&E Energy Trading Holdings Corporation (now NEGT Energy Trading Holdings Corporation), PG&E Energy Trading-Power, L.P. (now NEGT Energy Trading - Power, L.P.), PG&E Energy Trading - Gas Corporation (now NEGT Energy Trading - Gas Corporation) and PG&E ET Investments Corporation (now NEGT ET Investments Corporation) and, separately, USGen New England, Inc., Quantum Ventures and PG&E Energy Services Ventures, Inc. (now Energy Services Ventures, Inc.).

             Closing               Closing               Closing             Closing              Closing              Closing
  1999        Price       2000      Price       2001      Price     2002      Price      2003      Price      2004      Price
--------     --------   --------   --------   --------   -------  --------   -------   --------   -------   --------   -------
January      31 15/16   January    21 15/16   January     14.25   January     21.50    January     13.80    January     26.85
February     31 1/2     February   20 5/8     February    13.96   February    21.21    February    12.75    February    28.17
March        31 1/16    March      21         March       11.84   March       23.56    March       13.45    March       28.97
April        31 1/16    April      25 15/16   April        8.97   April       23.50    April       14.98    April       27.52
May          33 3/4     May        25 15/16   May         11.40   May         21.50    May         17.00    May         28.50
June         32 7/16    June       24 5/8     June        11.20   June        17.89    June        21.15    June        27.94
July         31 5/8     July       25 7/8     July        14.87   July        13.90    July        21.45    July        28.54
August       30 5/16    August     28 61/64   August      16.40   August      11.35    August      22.17    August      29.19
September    25 7/8     September  24 13/64   September   15.20   September   11.26    September   23.90    September   30.40
October      22 15/16   October    26 15/16   October     18.06   October     10.85    October     24.45
November     22 3/8     November   27 7/16    November    18.30   November    13.81    November    25.12
December     20 1/2     December   20         December    19.24   December    13.90    December    27.77

The closing price on October 20, 2004 was $31.06.

                           PROGRESS ENERGY, INC. (PGN)

         Progress Energy, Inc. (formerly CP&L Energy, Inc.) is a public utility holding company engaged in the generation, transmission, distribution and sale of electricity in portions of North Carolina, South Carolina and Florida through its wholly owned regulated subsidiaries, Progress Energy Carolinas, Inc. and Progress Energy Florida, Inc.. Progress Energy is also engaged in the transport, distribution and sale of natural gas in portions of North Carolina. Progress Energy is involved in merchant energy generation, coal and synthetic fuel operations and energy marketing and trading. Through other business units, Progress Energy engages in other non-regulated business areas including energy management and related services, rail services and telecommunications.

             Closing               Closing               Closing             Closing              Closing              Closing
  1999        Price       2000      Price       2001      Price     2002      Price      2003      Price      2004      Price
--------     --------   --------   --------   --------   -------  --------   -------   --------   -------   --------   -------
January      41 5/8     January    32 1/4     January     41.20   January     43.70    January     40.41    January     44.78
February     39 7/8     February   29 3/4     February    43.26   February    44.74    February    38.90    February    46.16
March        37 13/16   March      32 7/16    March       43.07   March       50.04    March       39.15    March       47.08
April        40 3/8     April      36 9/16    April       44.24   April       51.89    April       41.78    April       42.77
May          43 3/4     May        34 3/8     May         42.55   May         51.85    May         47.05    May         42.61
June         42 13/16   June       31 15/16   June        44.92   June        52.01    June        43.90    June        44.05
July         41 1/8     July       33 7/16    July        42.77   July        46.75    July        40.74    July        42.14
August       36 3/8     August     37 1/64    August      41.69   August      46.52    August      40.49    August      43.89
September    35 3/8     September  41 45/64   September   42.99   September   40.87    September   44.46    September   41.77
October      34 1/2     October    40 5/16    October     42.17   October     41.72    October     43.10
November     30 1/8     November   43 3/16    November    41.45   November    42.00    November    43.82
December     30 7/16    December   49 3/16    December    45.03   December    43.35    December    45.26

The closing price on October 20, 2004 was $41.33.


               PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED (PEG)

         Public Service Enterprise Group Incorporated (PSEG) is an exempt public utility holding company with four direct wholly owned subsidiaries: Public Service Electric and Gas Company (PSE&G), PSEG Power LLC, PSEG Energy Holdings LLC, and PSEG Services Corporation. PSEG's Public Service Electric and Gas Company is an operating public utility company engaged principally in the transmission, distribution and sale of electric energy and gas service in New Jersey. One of PSEG Power LLC's operating subsidiaries, PSEG Nuclear LLC, engages in the production of electricity through nuclear fission. PSEG's other subsidiaries own and operate the electric generation related assets, participate in energy-related businesses and provide management and administrative services to PSEG entities.

             Closing               Closing               Closing             Closing              Closing              Closing
  1999        Price       2000      Price       2001      Price     2002      Price      2003      Price      2004      Price
--------     --------   --------   --------   --------   -------  --------   -------   --------   -------   --------   -------
January      39 9/16    January    34 3/8     January     40.91   January     42.08    January     35.28    January     45.44
February     38         February   29         February    44.81   February    42.17    February    34.63    February    47.14
March        38 3/16    March      29 5/8     March       43.16   March       45.80    March       36.69    March       46.98
April        40         April      35 7/8     April       46.44   April       46.35    April       38.47    April       42.90
May          41 15/16   May        37 1/4     May         51.41   May         45.28    May         42.73    May         42.16
June         40 13/16   June       34 5/8     June        48.90   June        43.30    June        42.25    June        40.03
July         40 5/16    July       33 5/8     July        46.80   July        34.55    July        40.75    July        39.00
August       41         August     36 17/64   August      46.30   August      35.20    August      42.34    August      42.34
September    38 5/8     September  44 45/64   September   42.55   September   30.50    September   42.00    September   42.60
October      39 9/16    October    41 1/2     October     39.36   October     28.65    October     40.87
November     35         November   42 3/4     November    40.55   November    29.94    November    41.02
December     34 13/16   December   48 5/8     December    42.19   December    32.10    December    43.80

The closing price on October 20, 2004 was $41.01.

                            RELIANT ENERGY INC. (RRI)

         Reliant Energy, Inc. (formerly Reliant Resources, Inc.) provides electricity and energy services, with a focus on the wholesale and retail segments of the electric power industry in the United States. The Company has two principal business segments: Retail Energy and Wholesale Energy. Its Retail Energy business involves the provision of electricity and related services to retail customers, primarily in Texas, and acquires and manages the electric energy, capacity and ancillary services associated with supplying these customers. Its Wholesale Energy business involves the provision of electric energy, capacity and ancillary services to the United States' wholesale energy markets. During 2003, the Company sold its non-core business operations and assets, including its European energy operations. Reliant began operating a new electric power generation facility in February 2004.

             Closing               Closing               Closing             Closing              Closing              Closing
  1999        Price       2000      Price       2001      Price     2002      Price      2003      Price      2004      Price
--------     --------   --------   --------   --------   -------  --------   -------   --------   -------   --------   -------
January      *          January    *          January     *       January     14.05    January     4.08     January      7.76
February     *          February   *          February    *       February    10.56    February    4.05     February     7.60
March        *          March      *          March       *       March       16.91    March       3.56     March        8.21
April        *          April      *          April       *       April       15.43    April       5.62     April        8.31
May          *          May        *          May         34.40   May          9.45    May         6.70     May          9.91
June         *          June       *          June        24.70   June         8.75    June        6.13     June        10.83
July         *          July       *          July        23.03   July         4.62    July        4.96     July         9.88
August       *          August     *          August      19.68   August       5.00    August      4.62     August       9.96
September    *          September  *          September   16.20   September    1.75    September   5.12     September    9.33
October      *          October    *          October     15.65   October      1.88    October     4.95
November     *          November   *          November    16.27   November     2.35    November    6.56
December     *          December   *          December    16.51   December     3.20    December    7.36

The closing price on October 20, 2004 was $9.86.



                            THE SOUTHERN COMPANY (SO)

         The Southern Company (Southern) is the holding company for Alabama Power, Georgia Power, Gulf Power, Mississippi Power, Savannah Electric, and Southern Power, each of which is an operating public utility company. The Southern Company acquires, develops, builds and operates power production and delivery facilities primarily in the southeastern United States. Southern also provides a range of energy-related services to utilities and industrial companies in countries throughout the world. Its businesses include independent power projects, integrated utilities, a distribution company, and energy trading and marketing businesses. Southern's subsidiaries also market and provide digital wireless communications services to the public and to utilities companies within the southeastern United States.

             Closing               Closing               Closing             Closing              Closing              Closing
  1999        Price       2000      Price       2001      Price     2002      Price      2003      Price      2004      Price
--------     --------   --------   --------   --------   -------  --------   -------   --------   -------   --------   -------
January      26 15/16   January    25 11/16   January     29.18   January     24.65    January     28.17    January     29.80
February     25 1/16    February   22 3/16    February    30.95   February    25.40    February    28.21    February    30.32
March        23 5/16    March      21 3/4     March       35.09   March       26.49    March       28.44    March       30.50
April        27 1/16    April      24 15/16   April       23.39   April       28.35    April       29.09    April       28.76
May          28 3/8     May        25 15/16   May         23.54   May         27.00    May         31.48    May         28.92
June         26 1/2     June       23 5/16    June        23.25   June        27.40    June        31.16    June        29.15
July         26 3/8     July       24 7/16    July        23.50   July        28.78    July        28.44    July        29.28
August       27 1/16    August     29 61/64   August      23.17   August      28.96    August      28.38    August      30.35
September     5 3/4     September  32 29/64   September   23.98   September   28.78    September   29.35    September   29.98
October      26 9/16    October    29 3/8     October     23.90   October     29.70    October     29.80
November     23 3/8     November   31 9/16    November    22.75   November    26.16    November    29.27
December     23 1/2     December   33 1/4     December    25.35   December    28.39    December    30.25

The closing price on October 20, 2004 was $30.62.

                        TEXAS GENCO HOLDINGS, INC. (TGN)

         Texas Genco Holdings, Inc., is a wholesale electric power generating company operating in the United States. The Company owns 60 generating units at 11 electric power generation facilities located in Texas and sells electric generation capacity, energy and ancillary services within the Electric Reliability Council of Texas, Inc. (ERCOT). Texas Genco is an indirect majority owned subsidiary of CenterPoint Energy.

             Closing               Closing               Closing             Closing              Closing              Closing
  1999        Price       2000      Price       2001      Price     2002      Price      2003      Price      2004      Price
--------     --------   --------   --------   --------   -------  --------   -------   --------   -------   --------   -------
January      *          January    *          January     *       January     *        January     15.06    January     35.00
February     *          February   *          February    *       February    *        February    16.40    February    36.84
March        *          March      *          March       *       March       *        March       17.39    March       35.75
April        *          April      *          April       *       April       *        April       17.40    April       35.38
May          *          May        *          May         *       May         *        May         20.85    May         40.00
June         *          June       *          June        *       June        *        June        23.25    June        45.09
July         *          July       *          July        *       July        *        July        24.00    July        46.39
August       *          August     *          August      *       August      *        August      24.50    August      46.30
September    *          September  *          September   *       September   *        September   23.80    September   46.65
October      *          October    *          October     *       October     *        October     29.90
November     *          November   *          November    *       November    *        November    29.95
December     *          December   *          December    *       December    *        December    32.50

The closing price on October 20, 2004 was $46.58.



                          TEXAS UTILITIES COMPANY (TXU)

         TXU Corp. is a holding company that through its subsidiaries engages in power production, and wholesales sales of electricity and natural gas, and the transmission and distribution of electricity and natural gas in the United States and Australia. The Company's principal United States operations are conducted through its subsidiaries TXU US Holdings Company and TXU Gas Company. TXU US Holdings' operations are conducted through TXU Energy Company LLC and Oncor Electric Delivery Company. TXU Corp.'s principal international operations are conducted through TXU Australia Group Pty. Ltd. In 2004, TXU Corp. entered into an agreement to sell its telecommunications subsidiary, which provided local, long distance, dial-up Internet, digital subscriber line and network and data services.

             Closing               Closing               Closing             Closing              Closing              Closing
  1999        Price       2000      Price       2001      Price     2002      Price      2003      Price      2004      Price
--------     --------   --------   --------   --------   -------  --------   -------   --------   -------   --------   -------
January      43 15/16   January    35 3/8     January     37.73   January     48.72    January     15.06    January     24.00
February     42 7/16    February   32 5/8     February    41.24   February    50.87    February    16.40    February    28.13
March        42         March      29 11/16   March       41.32   March       54.51    March       17.39    March       28.66
April        39 7/8     April      33 11/16   April       43.96   April       54.42    April       19.92    April       34.14
May          45 1/4     May        35 3/4     May         49.34   May         51.33    May         20.24    May         37.37
June         41 7/16    June       29 1/2     June        48.19   June        51.55    June        22.45    June        40.51
July         42 1/2     July       31 1/4     July        46.50   July        43.13    July        20.17    July        39.66
August       40 7/16    August     34 61/64   August      47.48   August      48.36    August      22.00    August      41.63
September    37 5/16    September  39 41/64   September   46.32   September   41.71    September   23.56    September   47.92
October      38 3/4     October    37 1/16    October     45.84   October     14.35    October     22.82
November     35 13/16   November   39 15/16   November    45.10   November    15.42    November    22.14
December     35 9/16    December   44 5/16    December    45.15   December    18.68    December    23.72


The closing price on October 20, 2004 was $50.20.

                       THE WILLIAMS COMPANIES, INC. (WMB)

         The Williams Companies, Inc. is an energy company that primarily finds, produces, gathers, processes and transports natural gas. The Company's operations serve the northwestern United States, California, the Rocky Mountain region, the Gulf Coast and Eastern Seaboard markets. The Williams Companies' primary business segments include Gas Pipeline, Exploration and Production, Midstream Gas and Liquids and Energy Marketing and Trading. In April 2004, the Company completed the sale of its Alaska business interests, including a 220,000-barrel-per-day refinery at North Pole, two petroleum terminals in Anchorage and Fairbanks and crude oil and refined products inventories, a 3.0845% interest in the Trans Alaska Pipeline System and 26 convenience stores and sold the assets within the Petroleum Services business segment.

             Closing               Closing               Closing             Closing              Closing              Closing
  1999        Price       2000      Price       2001      Price     2002      Price      2003      Price      2004      Price
--------     --------   --------   --------   --------   -------  --------   -------   --------   -------   --------   -------
January      33         January    38 1/16    January     39.13   January     17.68    January      3.24    January     10.14
February     37         February   41 13/16   February    41.70   February    15.45    February     3.81    February     9.47
March        39 1/2     March      43 15/16   March       42.85   March       23.56    March        4.58    March        9.57
April        47 1/4     April      37 1/2     April       42.17   April       19.10    April        6.95    April       10.30
May          51 13/16   May        41 9/16    May         39.40   May         14.20    May          7.91    May         11.91
June         42 9/16    June       41 11/16   June        32.95   June         5.99    June         7.90    June        11.90
July         42 1/16    July       41 15/16   July        33.50   July         2.95    July         6.35    July        12.15
August       41 1/4     August     46 5/64    August      32.55   August       3.22    August       9.13    August      11.89
September    37 5/8     September  42 1/4     September   27.30   September    2.66    September    9.42    September   12.10
October      37 1/2     October    41 13/16   October     28.87   October      1.88    October     10.20
November     33 3/4     November   35 3/8     November    26.72   November     2.69    November     9.38
December     30 9/16    December   39 15/16   December    25.52   December     2.70    December     9.82

The closing price on October 20, 2004 was $12.89.

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                           [UTILITIES HOLDRS(SM) LOGO]







                        1,000,000,000 Depositary Receipts

                            Utilities HOLDRS(SM) Trust






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                               P R O S P E C T U S
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                                October 25, 2004



















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